UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

BNY Mellon Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	11/30
Date of reporting period:	11/30/21

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Global Stock Fund

BNY Mellon International Stock Fund

BNY Mellon Select Managers Small Cap Value Fund

BNY Mellon U.S. Equity Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Global Stock Fund

ANNUAL REPORT November 30, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2020 through November 30, 2021, as provided by Charlie Macquaker, Roy Leckie and Jane Henderson, the three members of the Investment Executive at Walter Scott & Partners Limited (WS), Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended November 30, 2021, the BNY Mellon Global Stock Fund’s Class A shares achieved a total return of 16.72%, Class C shares returned 15.83%, Class I shares returned 17.07% and Class Y shares returned 17.11%.1 For the same period, the fund’s benchmark, the MSCI World Index (the “Index”), achieved a total return of 21.78%.2

Global stocks gained ground during the period, supported by an environment of economic growth and strong corporate financial results. The fund trailed the Index, due primarily to allocation and stock selection effects in the financials sector, as well as stock selection in the industrials, consumer discretionary and energy sectors. From a geographic perspective, relative returns suffered most significantly from underweight exposure and disappointing stock selections in the strong U.S. market.

The Fund’s Investment Approach

The fund seeks long-term total return. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund’s investments will be focused on companies located in developed markets. The fund ordinarily invests in at least three countries and is not geographically limited in its investment selection but, at times, may invest a substantial portion of its assets in a single country. The fund may invest in the securities of companies of any market capitalization. Walter Scott seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Walter Scott focuses on individual stock selection, building the fund’s portfolio from the bottom up through extensive fundamental research. The investment process begins with the screening of reported company financials. Companies that meet certain broad, absolute and trend criteria are candidates for more detailed financial analysis. The fund’s Investment Team collectively reviews and selects those stocks that meet Walter Scott’s criteria, and where the expected growth rate is combined with a reasonable valuation for the underlying equity. Geographic and sector allocations are the result of, not part of, the investment process, because the Investment Team’s sole focus is on the analysis of and investment in individual companies.

Markets Gain on Accommodative Monetary Policy and Corporate Earnings Strength

Global equity markets started the period in an upswing thanks to the arrival of COVID-19 vaccines. Even with infection rates rising and the reimposition of strict restrictions across much of the developed world, the first sight of light at the end of the pandemic tunnel was cause for widespread market euphoria. With central banks keeping their foot on the monetary policy pedal, politicians rediscovering their appetite for fiscal largesse, economies firmly in recovery mode and company earnings growing strongly, it was little surprise that markets sustained strong momentum through much of the period.

Not that the period was free of concerns. Most notably, investors grew increasingly worried by supply-chain dislocations and inflationary pressures once dismissed by policymakers as “transient.” The unexpected persistence and vigor of rising input costs, in tandem with robust economic growth, brought an increasingly hawkish tone to central bank rhetoric, with the U.S. Federal Reserve making it clear in September 2021 that the time for a tapering of monetary

2

stimulus was imminent. With many equity indices trading around record highs, fears that tighter monetary policy, supply-chain issues and rising costs would weigh on corporate profitability, engendered some market volatility during the fall. In addition, in the closing weeks of the period, the emergence of the Omicron COVID-19 variant served as a potent reminder that the pandemic was still a live threat.

Stock Selection Determined Relative Performance

While sector and country allocations played a role in the fund’s underperformance compared to the Index, those allocations were a direct result of the fund’s bottom-up stock selection process. That process resulted in significantly underweight exposure to the strong-performing financial sector. Stock selection in financials further detracted from relative returns, as did selection in the industrials, consumer discretionary and energy sectors. Notable individual detractors from performance included Japanese automation company FANUC, Finland-based engineering firm Kone, laser and materials-processing equipment maker IPG Photonics, and Spain-based clothing company Inditex. From a geographic point of view, disappointing stock selections and underweight exposure to the strong U.S. market generated the largest drag on relative returns. Selection and allocation in the Pacific ex-Japan region further detracted, as did selection in the U.K.

Conversely, the fund’s relative returns benefited from strong stock selection in the communication services and health care sectors, led by Google parent company Alphabet, Denmark-based pharmaceutical firm Novo Nordisk and U.S.-based specialty measurement company Waters. Other top-performing holdings included enterprise software giant Microsoft, enterprise information technology company Oracle and cybersecurity specialists Fortinet, all based in the United States. Geographically, security selection among the fund’s Europe ex-U.K. positions proved most beneficial to relative performance.

Focused on Long-Term Growth Potential

We believe that, until there is greater clarity on the potential threat of the Omicron variant, some near-term volatility in global equity markets could be the order of the day. Investors will continue to monitor the progression of the variant, wary of its potential to hamper further economic recovery. The prospect of tighter monetary policy, particularly in the United States, may also weigh on global market sentiment. However, most central banks, while acknowledging that inflation may not be as transitory as they initially thought, appear to maintain the view that current supply-chain pressures will eventually diminish, and given the uncertainty over the progression of the pandemic, any alteration of interest rates is likely to be mild. We find it encouraging that many companies continue to report solid earnings growth and appear to have adapted well to the challenges presented by disrupted supply chains. Efficiency and productivity gains, in tandem with pricing power, have enabled market-leading businesses to offset cost pressures to a large degree.

Accordingly, despite the likelihood of some near-term volatility, we expect high-quality companies to continue to grow earnings over the long term, which will be the ultimate determinant of investor returns. The fund’s disciplined, bottom-up stock selection process is designed to identify just such investment opportunities. As a result of that process, as of the end of the period, the fund holds its most overweight sector exposures relative to the Index in information technology and health care, followed by industrials. The fund is finding relatively few attractive investment opportunities in the financials sector, while holding more mildly underweight exposure to communication services, energy, real estate and utilities. Geographically, the fund’s most overweight exposures are to Europe ex-U.K., emerging markets, Asia Pacific ex-

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Japan and the U.K. The fund’s most significantly underweight regional exposure is to the United States.

December 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The MSCI World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

Small and midsized company stocks tend to be more volatile and less liquid than larger company stocks, as these companies are less established and have more volatile earnings.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, and Class I shares of BNY Mellon Global Stock Fund with a hypothetical investment of $10,000 in the MSCI World Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares, and Class I shares of BNY Mellon Global Stock Fund on 11/30/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares, and Class I shares. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Global Stock Fund with a hypothetical investment of $1,000,000 in the MSCI World Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Global Stock Fund on 11/30/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on the fund’s Class Y shares. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 11/30/2021
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	12/29/06	10.01%	14.56%	11.34%
without sales charge	12/29/06	16.72%	15.93%	11.99%
Class C shares
with applicable redemption charge †	12/29/06	14.83%	15.06%	11.14%
without redemption	12/29/06	15.83%	15.06%	11.14%
Class I shares	12/29/06	17.07%	16.24%	12.32%
Class Y shares	7/1/13	17.11%	16.32%	12.44%††
MSCI World Index		21.78%	14.61%	12.22%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Stock Fund from June 1, 2021 to November 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.14	$10.12	$4.77	$4.56
Ending value (after expenses)	$1,042.60	$1,038.70	$1,044.00	$1,044.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.07	$10.00	$4.71	$4.51
Ending value (after expenses)	$1,019.05	$1,015.14	$1,020.41	$1,020.61
†

Expenses are equal to the fund’s annualized expense ratio of 1.20% for Class A, 1.98% for Class C, .93% for Class I and .89% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
November 30, 2021

Description	Shares	Value ($)
Common Stocks - 98.5%
Australia - 2.1%
CSL	141,100	30,499,393
Canada - 3.4%
Alimentation Couche-Tard, Cl. B	829,500	30,389,135
Canadian National Railway	156,400	19,816,747
		50,205,882
Denmark - 3.2%
Novo Nordisk, Cl. B	436,800	46,772,287
Finland - 1.2%
Kone, Cl. B	273,000	17,965,325
France - 4.8%
L'Oreal	70,700	31,877,569
LVMH	49,200	38,191,645
		70,069,214
Hong Kong - 3.3%
AIA Group	3,262,800	34,330,949
Jardine Matheson Holdings	264,500	14,946,531
		49,277,480
Ireland - 2.0%
Experian	662,200	29,686,452
Japan - 8.4%
FANUC	119,200	23,251,964
Keyence	83,228	51,401,551
Shin-Etsu Chemical	177,700	29,708,931
SMC	29,600	18,888,049
		123,250,495
Spain - 1.8%
Industria de Diseno Textil	865,000	27,252,889
Switzerland - 6.0%
Nestle	215,100	27,651,827
Roche Holding	96,100	37,611,066
SGS	7,900	23,876,723
		89,139,616
Taiwan - 3.0%
Taiwan Semiconductor Manufacturing, ADR	376,300	44,083,545
United Kingdom - 5.2%
Compass Group	1,470,900	28,524,654
Linde	110,400	35,122,656
Prudential	759,900	12,805,318
		76,452,628

9

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 98.5% (continued)
United States - 54.1%
Adobe		71,600	[a]	47,961,260
Alphabet, Cl. C		15,897	[a]	45,291,189
Amphenol, Cl. A		497,600		40,096,608
Automatic Data Processing		168,300		38,858,787
Booking Holdings		9,710	[a]	20,408,963
Cisco Systems		576,000		31,587,840
Cognex		173,200		13,379,700
Cognizant Technology Solutions, Cl. A		396,100		30,887,878
Colgate-Palmolive		241,700		18,132,334
Edwards Lifesciences		350,400	[a]	37,601,424
Fastenal		544,600		32,223,982
Fortinet		79,400	[a]	26,369,534
Illumina		50,500	[a]	18,449,165
Intuitive Surgical		115,800	[a]	37,558,572
IPG Photonics		78,700	[a]	12,921,753
Johnson & Johnson		121,100		18,883,123
Mastercard, Cl. A		99,100		31,208,572
Microsoft		184,400		60,960,796
NIKE, Cl. B		231,000		39,094,440
Oracle		362,700		32,911,398
Paychex		148,100		17,653,520
Stryker		113,000		26,739,190
Texas Instruments		176,100		33,876,357
The TJX Companies		476,200		33,048,280
The Walt Disney Company		171,600	[a]	24,864,840
Waters		83,400	[a]	27,361,038
				798,330,543
Total Common Stocks (cost $566,090,619)				1,452,985,749
	1-Day Yield (%)
Investment Companies - 1.3%
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $19,642,602)	0.06	19,642,602	[b]	19,642,602
Total Investments (cost $585,733,221)		99.8%		1,472,628,351
Cash and Receivables (Net)		.2%		2,737,041
Net Assets		100.0%		1,475,365,392

ADR—American Depository Receipt

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

10

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	19.4
Pharmaceuticals Biotechnology & Life Sciences	12.2
Technology Hardware & Equipment	10.1
Capital Goods	7.3
Health Care Equipment & Services	6.9
Semiconductors & Semiconductor Equipment	5.3
Consumer Durables & Apparel	5.2
Media & Entertainment	4.8
Materials	4.4
Retailing	4.1
Commercial & Professional Services	3.6
Household & Personal Products	3.4
Consumer Services	3.3
Insurance	3.2
Food & Staples Retailing	2.1
Food, Beverage & Tobacco	1.9
Transportation	1.3
Investment Companies	1.3
99.8

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 11/30/20($)	Purchases($)†	Sales($)	Value 11/30/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	16,828,237	331,914,642	(329,100,277)	19,642,602	1.3	13,329

† Includes reinvested dividends/distributions.

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	566,090,619	1,452,985,749
Affiliated issuers	19,642,602	19,642,602
Tax reclaim receivable—Note 1(b)		2,944,911
Dividends receivable		859,997
Receivable for shares of Common Stock subscribed		735,666
Prepaid expenses		44,079
		1,477,213,004
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		1,126,182
Payable for shares of Common Stock redeemed		464,146
Directors’ fees and expenses payable		24,652
Other accrued expenses		232,632
		1,847,612
Net Assets ($)		1,475,365,392
Composition of Net Assets ($):
Paid-in capital		455,279,869
Total distributable earnings (loss)		1,020,085,523
Net Assets ($)		1,475,365,392

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	45,402,159	4,401,119	862,835,397	562,726,717
Shares Outstanding	1,597,887	162,352	29,805,995	19,467,887
Net Asset Value Per Share ($)	28.41	27.11	28.95	28.91

See notes to financial statements.

13

STATEMENT OF OPERATIONS
Year Ended November 30, 2021

Investment Income ($):
Income:
Cash dividends (net of $1,397,408 foreign taxes withheld at source):
Unaffiliated issuers	18,128,441
Affiliated issuers	13,329
Income from securities lending—Note 1(c)	1,436
Total Income	18,143,206
Expenses:
Management fee—Note 3(a)	12,594,852
Shareholder servicing costs—Note 3(c)	671,403
Professional fees	118,704
Directors’ fees and expenses—Note 3(d)	110,955
Registration fees	80,269
Custodian fees—Note 3(c)	76,377
Distribution fees—Note 3(b)	40,316
Loan commitment fees—Note 2	35,900
Prospectus and shareholders’ reports	26,871
Chief Compliance Officer fees—Note 3(c)	14,028
Interest expense—Note 2	749
Miscellaneous	44,509
Total Expenses	13,814,933
Investment Income—Net	4,328,273
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	129,622,187
Net realized gain (loss) on forward foreign currency exchange contracts	(1,462)
Net Realized Gain (Loss)	129,620,725
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	95,827,464
Net Realized and Unrealized Gain (Loss) on Investments	225,448,189
Net Increase in Net Assets Resulting from Operations	229,776,462

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2021	2020
Operations ($):
Investment income—net	4,328,273	7,032,502
Net realized gain (loss) on investments	129,620,725	72,310,840
Net change in unrealized appreciation (depreciation) on investments	95,827,464	129,553,859
Net Increase (Decrease) in Net Assets Resulting from Operations	229,776,462	208,897,201
Distributions ($):
Distributions to shareholders:
Class A	(2,168,361)	(1,732,199)
Class C	(430,557)	(505,995)
Class I	(58,199,516)	(47,741,113)
Class Y	(19,314,782)	(20,130,902)
Total Distributions	(80,113,216)	(70,110,209)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	8,851,272	7,914,008
Class C	352,897	728,080
Class I	121,824,623	192,319,417
Class Y	267,649,784	51,753,770
Distributions reinvested:
Class A	1,974,862	1,567,224
Class C	403,712	438,484
Class I	54,658,318	45,792,622
Class Y	9,350,319	11,356,963
Cost of shares redeemed:
Class A	(8,911,012)	(10,371,478)
Class C	(4,918,843)	(4,832,346)
Class I	(453,235,891)	(288,857,628)
Class Y	(84,245,826)	(146,256,945)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(86,245,785)	(138,447,829)
Total Increase (Decrease) in Net Assets	63,417,461	339,163
Net Assets ($):
Beginning of Period	1,411,947,931	1,411,608,768
End of Period	1,475,365,392	1,411,947,931

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended November 30,
	2021	2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	336,361	348,709
Shares issued for distributions reinvested	79,793	68,980
Shares redeemed	(326,563)	(465,455)
Net Increase (Decrease) in Shares Outstanding	89,591	(47,766)
Class Ca,b
Shares sold	13,892	33,765
Shares issued for distributions reinvested	16,970	19,949
Shares redeemed	(196,604)	(231,461)
Net Increase (Decrease) in Shares Outstanding	(165,742)	(177,747)
Class Ib
Shares sold	4,478,588	8,725,221
Shares issued for distributions reinvested	2,173,293	1,985,803
Shares redeemed	(16,052,071)	(12,699,259)
Net Increase (Decrease) in Shares Outstanding	(9,400,190)	(1,988,235)
Class Yb
Shares sold	9,222,646	2,423,472
Shares issued for distributions reinvested	372,523	493,352
Shares redeemed	(3,048,463)	(7,037,762)
Net Increase (Decrease) in Shares Outstanding	6,546,706	(4,120,938)

[a]

During the period ended November 30, 2021, 5,638 Class C shares representing $138,532 were automatically converted to 5,413 Class A shares and during the period ended November 30, 2020, 4,098 Class C shares representing $84,772 were automatically converted to 3,951 Class A shares.

[b]

During the period ended November 30, 2021, 235,093 Class Y shares representing $6,509,609 were exchanged for 234,700 Class I shares. During the period ended November 30, 2020, 4,073 Class A shares representing $92,020 were exchanged for 4,008 Class I shares, 436,841 Class Y shares representing $9,954,167 were exchanged for 436,147 Class I shares and 121 Class C shares representing $2,697 were exchanged for 115 Class I shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	25.74	23.07	21.08	21.53	17.51
Investment Operations:
Investment income—net[a]	.01	.06	.10	.11	.11
Net realized and unrealized gain (loss) on investments	4.09	3.71	3.17	1.02	4.06
Total from Investment Operations	4.10	3.77	3.27	1.13	4.17
Distributions:
Dividends from investment income—net	(.08)	(.10)	(.12)	(.15)	(.09)
Dividends from net realized gain on investments	(1.35)	(1.00)	(1.16)	(1.43)	(.06)
Total Distributions	(1.43)	(1.10)	(1.28)	(1.58)	(.15)
Net asset value, end of period	28.41	25.74	23.07	21.08	21.53
Total Return (%)[b]	16.72	17.00	17.04	5.61	24.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.20	1.23	1.21	1.20	1.22
Ratio of net investment income to average net assets	.03	.27	.46	.52	.60
Portfolio Turnover Rate	9.79	4.13	6.62	8.15	6.50
Net Assets, end of period ($ x 1,000)	45,402	38,828	35,891	29,369	25,477

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	24.73	22.26	20.41	20.89	17.03
Investment Operations:
Investment (loss)—net[a]	(.19)	(.10)	(.05)	(.05)	(.02)
Net realized and unrealized gain (loss) on investments	3.92	3.57	3.06	1.00	3.94
Total from Investment Operations	3.73	3.47	3.01	.95	3.92
Distributions:
Dividends from net realized gain on investments	(1.35)	(1.00)	(1.16)	(1.43)	(.06)
Net asset value, end of period	27.11	24.73	22.26	20.41	20.89
Total Return (%)[b]	15.83	16.15	16.12	4.85	23.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.97	1.98	1.96	1.97	1.99
Ratio of net investment (loss) to average net assets	(.77)	(.45)	(.25)	(.22)	(.10)
Portfolio Turnover Rate	9.79	4.13	6.62	8.15	6.50
Net Assets, end of period ($ x 1,000)	4,401	8,114	11,260	11,008	13,132

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

18

	Year Ended November 30,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	26.19	23.44	21.41	21.83	17.76
Investment Operations:
Investment income—net[a]	.09	.12	.15	.17	.18
Net realized and unrealized gain (loss) on investments	4.16	3.78	3.21	1.04	4.10
Total from Investment Operations	4.25	3.90	3.36	1.21	4.28
Distributions:
Dividends from investment income—net	(.14)	(.15)	(.17)	(.20)	(.15)
Dividends from net realized gain on investments	(1.35)	(1.00)	(1.16)	(1.43)	(.06)
Total Distributions	(1.49)	(1.15)	(1.33)	(1.63)	(.21)
Net asset value, end of period	28.95	26.19	23.44	21.41	21.83
Total Return (%)	17.07	17.32	17.32	5.89	24.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	.96	.97	.94	.98
Ratio of net investment income to average net assets	.31	.53	.71	.78	.92
Portfolio Turnover Rate	9.79	4.13	6.62	8.15	6.50
Net Assets, end of period ($ x 1,000)	862,835	1,026,985	965,481	858,817	901,556

a Based on average shares outstanding.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	26.16	23.41	21.38	21.81	17.74
Investment Operations:
Investment income—net[a]	.08	.14	.17	.18	.19
Net realized and unrealized gain (loss) on investments	4.17	3.78	3.20	1.04	4.10
Total from Investment Operations	4.25	3.92	3.37	1.22	4.29
Distributions:
Dividends from investment income—net	(.15)	(.17)	(.18)	(.22)	(.16)
Dividends from net realized gain on investments	(1.35)	(1.00)	(1.16)	(1.43)	(.06)
Total Distributions	(1.50)	(1.17)	(1.34)	(1.65)	(.22)
Net asset value, end of period	28.91	26.16	23.41	21.38	21.81
Total Return (%)	17.11	17.43	17.36	5.98	24.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89	.89	.89	.89	.90
Ratio of net investment income to average net assets	.29	.62	.80	.85	.99
Portfolio Turnover Rate	9.79	4.13	6.62	8.15	6.50
Net Assets, end of period ($ x 1,000)	562,727	338,021	398,977	358,526	355,729

a Based on average shares outstanding.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Stock Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek long-term total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Walter Scott & Partners Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (250 million shares authorized) and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and

21

NOTES TO FINANCIAL STATEMENTS (continued)

unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

22

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that

23

NOTES TO FINANCIAL STATEMENTS (continued)

influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of November 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	927,742,626	525,243,123	††	-	1,452,985,749
Investment Companies	19,642,602	-		-	19,642,602

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and

24

unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of November 30, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2021, The Bank of New York Mellon earned $175 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership

25

NOTES TO FINANCIAL STATEMENTS (continued)

controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

26

As of and during the period ended November 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $5,393,971, undistributed capital gains $127,943,942 and unrealized appreciation $886,747,610.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2021 and November 30, 2020 were as follows: ordinary income $11,198,204 and $9,789,271, and long-term capital gains $68,915,012 and $60,320,938, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended November 30, 2021 was approximately $62,466 with a related weighted average annualized interest rate of 1.20%.

27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .85% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .41% of the value of the fund’s average daily net assets.

During the period ended November 30, 2021, the Distributor retained $2,129 from commissions earned on sales of the fund’s Class A shares and $157 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended November 30, 2021, Class C shares were charged $40,316 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2021, Class A and Class C shares were charged $113,309 and $13,439, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this

28

interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2021, the fund was charged $20,598 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2021, the fund was charged $76,377 pursuant to the custody agreement.

During the period ended November 30, 2021, the fund was charged $14,028 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $1,073,317, Distribution Plan fees of $2,846, Shareholder Services Plan fees of $10,668, custodian fees of $30,171, Chief Compliance Officer fees of $5,897 and transfer agency fees of $3,283.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward foreign currency exchange contracts (“forward contracts”), during the period ended November 30, 2021, amounted to $141,424,965 and $305,723,081, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements

29

NOTES TO FINANCIAL STATEMENTS (continued)

include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended November 30, 2021 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At November 30, 2021, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2021:

Average Market Value ($)
Forward contracts	22,623

At November 30, 2021, the cost of investments for federal income tax purposes was $585,950,175; accordingly, accumulated net unrealized appreciation on investments was $886,678,176, consisting of $891,753,259 gross unrealized appreciation and $5,075,083 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Global Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Global Stock Fund (the “Fund”) (one of the funds constituting BNY Mellon Strategic Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of November 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Strategic Funds, Inc.) at November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
January 24, 2022

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IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 67.92% of the ordinary dividends paid during the fiscal year ended November 30, 2021 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $11,198,204 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns. Also, the fund hereby reports $.0686 per share as a short-term capital gain distribution and $1.2786 per share as a long-term capital gain distribution paid on December 14, 2020.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 1-2, 2021, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Walter Scott & Partners Limited (the “Subadviser”), provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including that there are no soft dollar arrangements in place for the fund) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional global large-cap growth funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

consisting of all retail and institutional global large-cap growth funds (the “Performance Universe”), all for various periods ended September 30, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional global large-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group median for all periods, except for the one-, two- and ten-year periods when it was below the median, and was below the Performance Universe medians for all periods. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in seven of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year.

The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were slightly higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed

34

differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee payable to the Subadviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

36

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (78)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director and Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Joni Evans (79)
Board Member (2006)

Principal Occupation During Past 5 Years:

• www.wowOwow.com, an online community dedicated to women’s conversations and publications, Chief Executive Officer (2007-2019)

• Joni Evans Ltd. publishing, Principal (2006-2019)

No. of Portfolios for which Board Member Serves: 18

———————

Joan Gulley (74)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 42

———————

37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Alan H. Howard (62)
Board Member (2018)

Principal Occupation During Past 5 Years:

• Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008-Present)

• Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012-2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019), including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-2019)

• Rossoff & Co., an independent investment banking firm, Senior Advisor (2013-June 2021)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (March 2020-April 2021)

No. of Portfolios for which Board Member Serves: 18

———————

Robin A. Melvin (58)
Board Member (1995)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 75

———————

Burton N. Wallack (71)
Board Member (2006)

Principal Occupation During Past 5 Years:

Wallack Management Company, a real estate management company, President and Co-owner (1987-Present)

Other Public Company Board Memberships During Past 5 Years:

Mount Sinai Hospital Urology Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 18

———————

38

Benaree Pratt Wiley (75)
Board Member (2016)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development. Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts Director (2004-2020)

No. of Portfolios for which Board Member Serves: 63

———————

Gordon J. Davis (80)
Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm Partner (2012-Present)

No. of Portfolios for which Advisory Board Member Serves: 41

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

William Hodding Carter III, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

39

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 57 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021; Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President since February 2020 of BNY Mellon ETF Investment Adviser; LLC; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

40

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021 of BNY Mellon; Counsel from May 2016 to December 2019 of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 57 investment companies (comprised of 119 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Global Stock Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Walter Scott & Partners Limited
One Charlotte Square
Edinburgh, Scotland, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DGLAX Class C: DGLCX Class I: DGLRX Class Y: DGLYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6159AR1121

BNY Mellon International Stock Fund

ANNUAL REPORT November 30, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2020 through November 30, 2021, as provided by Charlie Macquaker, Roy Leckie and Jane Henderson, the three members of the Investment Executive at Walter Scott & Partners Limited (WS), Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended November 30, 2021, the BNY Mellon International Stock Fund’s Class A shares achieved a total return of 9.58%, Class C shares returned 8.85%, Class I shares returned 10.01% and Class Y shares returned 10.02%.1 In comparison, the fund’s benchmark index, the MSCI EAFE® Index (the “Index”), achieved a return of 10.77% for the same period.2

International stocks gained ground during the period, supported by an environment of economic growth, accommodative monetary policies and strong corporate financial results. The fund trailed the Index, due primarily to allocation and stock selection effects in the financials sector, as well as stock selection in the industrials sector. From a geographic perspective, relative returns suffered most from disappointing stock selections in U.K., Japan and Pacific ex-Japan.

The Fund’s Investment Approach

The fund seeks long-term total returns. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund normally invests primarily in foreign companies located in developed markets. The fund ordinarily invests in at least three countries and is not geographically limited in its investment selection but, at times, may invest a substantial portion of its assets in a single country. The fund may invest in the securities of companies of any market capitalization. Walter Scott seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Walter Scott focuses on individual stock selection, building the fund’s portfolio from the bottom up through extensive fundamental research. The investment process begins with the screening of reported company financials. Companies that meet certain broad, absolute and trend criteria are candidates for more detailed financial analysis. The fund’s Investment Team collectively reviews and selects those stocks that meet Walter Scott’s criteria, and where the expected growth rate is combined with a reasonable valuation for the underlying equity. Geographic and sector allocations are results of, not part of, the investment process, because the Investment Team’s sole focus is on the analysis of and investment in individual companies.

Markets Gain on Accommodative Monetary Policy and Corporate Earnings Strength

International equity markets made excellent progress much of the period, continuing the strong recovery that began after the initial shockwaves of the COVID-19 pandemic in early 2020. News that several COVID-19 vaccines had been developed so soon after the discovery of the virus, a feat of genuine scientific ingenuity, gave cause for optimism in the closing stages of 2020, despite rising infection rates across much of the world. Alongside ongoing monetary and fiscal support, economic recovery and robust corporate earnings, the arrival of powerful weapons with which to fight the virus provided real impetus for international equity markets through the first half of 2021.

2

While the direction of government policy in China and the ramifications for future economic growth in the country worried investors, the market’s most pressing concerns were global supply-chain disruptions and inflationary pressures. Confidently dismissed as “transient” phenomena by central bankers for much of 2021, the persistence of both gave cause for investors to question the implications for monetary policy, economic growth, and corporate profitability. These concerns caused international equity markets to trade sideways from June through the end of period. The arrival of the Omicron COVID-19 variant added another ingredient to this cocktail of concerns during the closing weeks of the period.

Stock Selection Determined Relative Performance

The fund’s results lagged the Index, primarily due to security selection in the industrials sector, followed by allocation and selection effects in financials, and selection in energy, materials and consumer discretionary. Notable individual detractors from performance included Japanese electronic component manufacturer Murata Manufacturing, Denmark-based bioscience firm Chr. Hansen Holding, Japanese automation company FANUC, Finland-based engineering firm Kone and Japanese air conditioning manufacturer Daikin Industries. From a geographic point of view, disappointing stock selections in the U.K., Japan and Pacific ex-Japan region detracted.

Conversely, the fund’s relative returns benefited from strong stock selection in the health care sector, led by Denmark-based pharmaceutical firm Novo Nordisk and Germany-based pharmaceutical company Merck KGaA. Overweight allocation and strong selections in information technology further bolstered relative performance, led by Netherlands-based semiconductor maker ASML Holding, France-based 3D design software developer Dassault Systèmes and Taiwan Semiconductor Manufacturing. Geographically, strong selection in Europe ex-U.K. provided the strongest boost to the fund’s relative returns.

Maintaining a Long-Term Approach

In addition to concerns regarding the latest COVID-19 variant, investors worried that rising supply-chain-driven inflation could impinge on corporate margins and compel some central banks to wind back the monetary largesse helping to support equity markets. However, for many countries, support for growth has thus far proved more important than what is seen as transient inflation. Given the increasing uncertainty over the future trajectory of economic recovery, and expectations that supply-chain distortions will ultimately be resolved, we expect central banks to tread cautiously in terms of significant monetary tightening. That said, a coming together of higher borrowing costs, prices and wages poses a challenge to corporate earnings and margins at a time when many equity indices are trading close to record highs. Earnings may be hard pressed to continue to justify current equity valuations, and a period of realignment between fundamentals and valuations may be inevitable.

At the same time, we see abundant opportunities for financially strong, well-managed, resilient companies to prosper. The fund’s disciplined, bottom-up stock selection process is designed to identify just such investment opportunities. As a result of that process, as of the end of the period, the fund holds its most overweight sector exposures relative to the Index in health care and information technology, followed by industrials and materials. The fund is finding relatively few attractive investment opportunities in the financials sector, while holding more mildly underweight exposure to communication services, consumer discretionary, energy, utilities and real estate. Geographically, the fund’s most overweight

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

exposures are to Canada and emerging markets. The fund’s most significantly underweight regional exposures are to the U.K., Asia Pacific ex-Japan and Europe ex-U.K.

December 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, and Class I shares of BNY Mellon International Stock Fund with a hypothetical investment of $10,000 in the MSCI EAFE® Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares, and Class I shares of BNY Mellon International Stock Fund on 11/30/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon International Stock Fund with a hypothetical investment of $1,000,000 in the MSCI EAFE® Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon International Stock Fund on 11/30/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of fund’s Class Y shares. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 11/30/2021
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	12/29/06	3.28%	12.14%	8.17%
without sales charge	12/29/06	9.58%	13.47%	8.82%
Class C shares
with applicable redemption charge†	12/29/06	7.85%	12.65%	8.02%
without redemption	12/29/06	8.85%	12.65%	8.02%
Class I shares	12/29/06	10.01%	13.87%	9.20%
Class Y shares	7/1/13	10.02%	13.89%	9.13%††
MSCI EAFE Index		10.77%	9.19%	7.39%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Stock Fund from June 1, 2021 to November 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.32	$9.81	$4.57	$4.42
Ending value (after expenses)	$999.60	$996.00	$1,001.60	$1,001.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.38	$9.90	$4.61	$4.46
Ending value (after expenses)	$1,018.75	$1,015.24	$1,020.51	$1,020.66
†

Expenses are equal to the fund’s annualized expense ratio of 1.26% for Class A, 1.96% for Class C, .91% for Class I and .88% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
November 30, 2021

Description	Shares		Value ($)
Common Stocks - 97.4%
Australia - 3.1%
Cochlear	431,100		66,011,388
CSL	686,800		148,454,876
			214,466,264
Canada - 4.4%
Alimentation Couche-Tard, Cl. B	4,259,900		156,063,502
Canadian National Railway	1,218,400		154,378,038
			310,441,540
Denmark - 8.6%
Chr. Hansen Holding	1,592,000		118,454,790
Coloplast, Cl. B	684,800		112,351,400
Novo Nordisk, Cl. B	2,033,000		217,692,443
Novozymes, Cl. B	2,005,512		152,399,197
			600,897,830
Finland - 1.5%
Kone, Cl. B	1,564,500		102,955,133
France - 10.9%
Air Liquide	782,600		129,433,573
Dassault Systemes	3,026,000		182,414,247
L'Oreal	358,000		161,416,828
LVMH	256,400		199,031,255
TotalEnergies	2,042,104		93,868,841
			766,164,744
Germany - 6.4%
adidas	448,300		130,004,317
Merck	748,400		185,744,797
SAP	1,047,700		134,491,653
			450,240,767
Hong Kong - 5.7%
AIA Group	15,578,600		163,916,918
CLP Holdings	9,862,500	[a]	96,456,443
Hang Lung Properties	40,583,000	[a]	80,256,428
Jardine Matheson Holdings	983,100		55,553,628
			396,183,417
Ireland - 2.4%
Experian	3,750,400		168,130,581
Japan - 22.5%
Daikin Industries	795,100		161,497,070
FANUC	661,200		128,978,178
Hoya	1,120,900		177,085,422
Keyence	427,280		263,887,809
Makita	2,050,900		89,814,737

9

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 97.4% (continued)
Japan - 22.5% (continued)
MISUMI Group		1,837,800		77,367,800
Murata Manufacturing		1,900,000		139,359,018
Shin-Etsu Chemical		1,011,600		169,125,237
SMC		314,100		200,430,274
Sysmex		1,382,900		171,229,355
				1,578,774,900
Netherlands - 3.7%
ASML Holding		331,990		260,146,644
Spain - 2.0%
Industria de Diseno Textil		4,400,000		138,627,412
Switzerland - 14.8%
Givaudan		33,400		163,551,056
Kuehne + Nagel International		667,600		191,520,076
Lonza Group		98,830		79,729,308
Nestle		1,219,000		156,706,540
Novartis		1,630,100		130,303,488
Roche Holding		482,300		188,759,806
SGS		42,000		126,939,539
				1,037,509,813
Taiwan - 3.6%
Taiwan Semiconductor Manufacturing, ADR		2,177,200		255,058,980
United Kingdom - 7.8%
Compass Group		6,860,800		133,049,117
Diageo		3,553,000		179,068,750
Prudential		7,135,700		120,245,964
Smith & Nephew		6,856,300		110,270,804
				542,634,635
Total Common Stocks (cost $3,982,357,375)				6,822,232,660
	1-Day Yield (%)
Investment Companies - 2.2%
Registered Investment Companies - 2.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $155,670,618)	0.06	155,670,618	[b]	155,670,618

10

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $244,138)	0.06	244,138	[b]	244,138
Total Investments (cost $4,138,272,131)		99.6%		6,978,147,416
Cash and Receivables (Net)		.4%		24,793,159
Net Assets		100.0%		7,002,940,575

ADR—American Depository Receipt

a Security, or portion thereof, on loan. At November 30, 2021, the value of the fund’s securities on loan was $232,009 and the value of the collateral was $244,138. In addition, the value of collateral may include pending sales that are also on loan.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	13.6
Capital Goods	11.7
Materials	10.5
Health Care Equipment & Services	9.1
Semiconductors & Semiconductor Equipment	7.3
Technology Hardware & Equipment	5.8
Transportation	4.9
Food, Beverage & Tobacco	4.8
Consumer Durables & Apparel	4.7
Software & Services	4.5
Commercial & Professional Services	4.2
Insurance	4.1
Household & Personal Products	2.3
Food & Staples Retailing	2.2
Investment Companies	2.2
Retailing	2.0
Consumer Services	1.9
Utilities	1.4
Energy	1.3
Real Estate	1.1
99.6

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 11/30/20 ($)	Purchases ($)†	Sales ($)	Value 11/30/21 ($)	Net Assets(%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	128,302,457	990,504,992	(963,136,831)	155,670,618	2.2	103,095
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	605,800	8,378,060	(8,739,722)	244,138.0		10,731††
Total	128,908,257	998,883,052	(971,876,553)	155,914,756	2.2	113,826

† Included reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $232,009)—Note 1(c):
Unaffiliated issuers	3,982,357,375	6,822,232,660
Affiliated issuers	155,914,756	155,914,756
Cash denominated in foreign currency	2,382,997	2,390,982
Tax reclaim receivable—Note 1(b)		19,510,571
Receivable for shares of Common Stock subscribed		7,760,388
Dividends and securities lending income receivable		4,064,138
Prepaid expenses		60,999
		7,011,934,494
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		5,412,014
Payable for shares of Common Stock redeemed		2,841,640
Liability for securities on loan—Note 1(c)		244,138
Directors’ fees and expenses payable		86,595
Other accrued expenses		409,532
		8,993,919
Net Assets ($)		7,002,940,575
Composition of Net Assets ($):
Paid-in capital		4,100,006,175
Total distributable earnings (loss)		2,902,934,400
Net Assets ($)		7,002,940,575

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	74,707,280	11,189,828	3,847,708,114	3,069,335,353
Shares Outstanding	2,911,572	446,409	148,699,166	120,046,474
Net Asset Value Per Share ($)	25.66	25.07	25.88	25.57

See notes to financial statements.

13

STATEMENT OF OPERATIONS
Year Ended November 30, 2021

Investment Income ($):
Income:
Cash dividends (net of $13,411,677 foreign taxes withheld at source):
Unaffiliated issuers	100,597,464
Affiliated issuers	103,095
Income from securities lending—Note 1(c)	10,731
Total Income	100,711,290
Expenses:
Management fee—Note 3(a)	58,108,851
Shareholder servicing costs—Note 3(c)	1,424,512
Custodian fees—Note 3(c)	849,960
Directors’ fees and expenses—Note 3(d)	522,831
Registration fees	207,708
Loan commitment fees—Note 2	161,101
Prospectus and shareholders’ reports	129,936
Professional fees	121,316
Distribution fees—Note 3(b)	102,044
Chief Compliance Officer fees—Note 3(c)	14,028
Miscellaneous	190,181
Total Expenses	61,832,468
Investment Income—Net	38,878,822
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	24,285,081
Net realized gain (loss) on forward foreign currency exchange contracts	(3,574)
Net Realized Gain (Loss)	24,281,507
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	558,399,994
Net Realized and Unrealized Gain (Loss) on Investments	582,681,501
Net Increase in Net Assets Resulting from Operations	621,560,323

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2021	2020
Operations ($):
Investment income—net	38,878,822	36,839,831
Net realized gain (loss) on investments	24,281,507	153,315,099
Net change in unrealized appreciation (depreciation) on investments	558,399,994	762,996,898
Net Increase (Decrease) in Net Assets Resulting from Operations	621,560,323	953,151,828
Distributions ($):
Distributions to shareholders:
Class A	(1,696,616)	(843,502)
Class C	(375,053)	(225,034)
Class I	(97,424,371)	(54,554,429)
Class Y	(89,046,864)	(59,572,962)
Total Distributions	(188,542,904)	(115,195,927)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	35,480,358	37,389,189
Class C	3,064,589	5,343,190
Class I	1,040,617,933	1,089,210,403
Class Y	430,889,367	715,078,427
Distributions reinvested:
Class A	1,518,997	744,156
Class C	374,478	194,398
Class I	89,308,231	49,284,094
Class Y	50,927,635	31,570,827
Cost of shares redeemed:
Class A	(26,337,872)	(24,165,631)
Class C	(7,735,220)	(5,156,154)
Class I	(653,938,900)	(635,572,103)
Class Y	(429,445,723)	(592,454,958)
Increase (Decrease) in Net Assets from Capital Stock Transactions	534,723,873	671,465,838
Total Increase (Decrease) in Net Assets	967,741,292	1,509,421,739
Net Assets ($):
Beginning of Period	6,035,199,283	4,525,777,544
End of Period	7,002,940,575	6,035,199,283

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended November 30,
	2021	2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	1,385,645	1,806,376
Shares issued for distributions reinvested	63,985	35,318
Shares redeemed	(1,018,315)	(1,145,487)
Net Increase (Decrease) in Shares Outstanding	431,315	696,207
Class Ca
Shares sold	124,220	259,895
Shares issued for distributions reinvested	16,045	9,347
Shares redeemed	(307,896)	(243,994)
Net Increase (Decrease) in Shares Outstanding	(167,631)	25,248
Class Ib
Shares sold	41,047,907	52,662,448
Shares issued for distributions reinvested	3,744,580	2,329,343
Shares redeemed	(25,557,823)	(30,419,643)
Net Increase (Decrease) in Shares Outstanding	19,234,664	24,572,148
Class Yb
Shares sold	17,225,498	34,748,854
Shares issued for distributions reinvested	2,161,614	1,510,738
Shares redeemed	(16,845,441)	(29,359,590)
Net Increase (Decrease) in Shares Outstanding	2,541,671	6,900,002

[a]

During the period ended November 30, 2021, 3,040 Class C shares representing $72,467 were automatically converted to 2,986 Class A shares and during the period ended November 30, 2020, 425 Class C shares representing $8,538 were automatically converted to 418 Class A shares.

[b]

During the period ended November 30, 2021, 829,473 Class I shares representing $24,242,105 were exchanged for 840,306 Class Y shares. During the period ended November 30, 2020, 1,339,701 Class Y shares representing $27,558,864 were exchanged for 1,323,989 Class I shares and 6,813 Class Y shares representing $163,273 were exchanged for 6,784 Class A shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	24.09	20.76	17.86	18.51	14.77
Investment Operations:
Investment income—net[a]	.05	.08	.15	.15	.10
Net realized and unrealized gain (loss) on investments	2.21	3.72	2.98	(.67)	3.77
Total from Investment Operations	2.26	3.80	3.13	(.52)	3.87
Distributions:
Dividends from investment income—net	(.08)	(.15)	(.15)	(.13)	(.13)
Dividends from net realized gain on investments	(.61)	(.32)	(.08)	-	-
Total Distributions	(.69)	(.47)	(.23)	(.13)	(.13)
Net asset value, end of period	25.66	24.09	20.76	17.86	18.51
Total Return (%)[b]	9.58	18.67	17.81	(2.84)	26.39
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.27	1.30	1.24	1.22	1.26
Ratio of net investment income to average net assets	.20	.35	.77	.81	.64
Portfolio Turnover Rate	8.72	7.20	7.38	7.47	12.49
Net Assets, end of period ($ x 1,000)	74,707	59,740	37,036	25,981	29,414

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	23.63	20.38	17.53	18.17	14.49
Investment Operations:
Investment income (loss)—net[a]	(.12)	(.06)	.02	.01	.02
Net realized and unrealized gain (loss) on investments	2.17	3.65	2.92	(.65)	3.66
Total from Investment Operations	2.05	3.59	2.94	(.64)	3.68
Distributions:
Dividends from investment income—net	-	(.02)	(.01)	-	-
Dividends from net realized gain on investments	(.61)	(.32)	(.08)	-	-
Total Distributions	(.61)	(.34)	(.09)	-	-
Net asset value, end of period	25.07	23.63	20.38	17.53	18.17
Total Return (%)[b]	8.85	17.84	16.96	(3.58)	25.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.97	1.98	1.98	1.96	2.02
Ratio of net investment income (loss) to average net assets	(.47)	(.30)	.12	.07	.10
Portfolio Turnover Rate	8.72	7.20	7.38	7.47	12.49
Net Assets, end of period ($ x 1,000)	11,190	14,510	12,001	12,050	14,852

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

18

	Year Ended November 30,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	24.27	20.90	17.98	18.64	14.88
Investment Operations:
Investment income—net[a]	.14	.15	.22	.21	.20
Net realized and unrealized gain (loss) on investments	2.23	3.75	2.99	(.67)	3.74
Total from Investment Operations	2.37	3.90	3.21	(.46)	3.94
Distributions:
Dividends from investment income—net	(.15)	(.21)	(.21)	(.20)	(.18)
Dividends from net realized gain on investments	(.61)	(.32)	(.08)	-	-
Total Distributions	(.76)	(.53)	(.29)	(.20)	(.18)
Net asset value, end of period	25.88	24.27	20.90	17.98	18.64
Total Return (%)	10.01	19.07	18.23	(2.53)	26.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91	.91	.91	.91	.93
Ratio of net investment income
to average net assets	.56	.72	1.13	1.11	1.20
Portfolio Turnover Rate	8.72	7.20	7.38	7.47	12.49
Net Assets, end of period ($ x 1,000)	3,847,708	3,142,203	2,191,801	1,953,256	1,968,366

a Based on average shares outstanding.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	23.99	20.66	17.78	18.43	14.72
Investment Operations:
Investment income—net[a]	.15	.16	.21	.21	.20
Net realized and unrealized gain (loss) on investments	2.19	3.71	2.97	(.66)	3.70
Total from Investment Operations	2.34	3.87	3.18	(.45)	3.90
Distributions:
Dividends from investment income—net	(.15)	(.22)	(.22)	(.20)	(.19)
Dividends from net realized gain on investments	(.61)	(.32)	(.08)	-	-
Total Distributions	(.76)	(.54)	(.30)	(.20)	(.19)
Net asset value, end of period	25.57	23.99	20.66	17.78	18.43
Total Return (%)	10.02	19.12	18.24	(2.48)	26.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88	.89	.89	.89	.91
Ratio of net investment income to average net assets	.59	.77	1.12	1.16	1.22
Portfolio Turnover Rate	8.72	7.20	7.38	7.47	12.49
Net Assets, end of period ($ x 1,000)	3,069,335	2,818,746	2,284,939	1,801,389	2,083,569

a Based on average shares outstanding.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon International Stock Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek long-term total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Walter Scott & Partners Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (250 million shares authorized) and Class Y (250 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and

21

NOTES TO FINANCIAL STATEMENTS (continued)

unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

22

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company's Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that

23

NOTES TO FINANCIAL STATEMENTS (continued)

influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of November 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	565,500,520	6,256,732,140	††	-	6,822,232,660
Investment Companies	155,914,756	-		-	155,914,756

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and

24

unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of November 30, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2021, The Bank of New York Mellon earned $1,374 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership

25

NOTES TO FINANCIAL STATEMENTS (continued)

controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

26

As of and during the period ended November 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $38,679,393, undistributed capital gains $24,298,885 and unrealized appreciation $2,839,956,122.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2021 and November 30, 2020 were as follows: ordinary income $42,376,927 and $45,914,161, and long-term capital gains $146,165,977 and $69,281,766, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .85% of the value of the fund’s average daily net assets and is payable monthly.

27

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .41% of the value of the fund’s average daily net assets.

During the period ended November 30, 2021, the Distributor retained $4,758 from commissions earned on sales of the fund’s Class A shares and $247 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended November 30, 2021, Class C shares were charged $102,044 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2021, Class A and Class C shares were charged $179,749 and $34,015, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of

28

amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2021, the fund was charged $44,320 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2021, the fund was charged $849,960 pursuant to the custody agreement.

During the period ended November 30, 2021, the fund was charged $14,028 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $5,088,088, Distribution Plan fees of $7,156, Shareholder Services Plan fees of $18,327, custodian fees of $284,828, Chief Compliance Officer fees of $5,897 and transfer agency fees of $7,718.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward foreign currency exchange (“forward contract”) during the period ended November 30, 2021, amounted to $914,771,143 and $572,322,150, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

29

NOTES TO FINANCIAL STATEMENTS (continued)

Each type of derivative instrument that was held by the fund during the period ended November 30, 2021 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At November 30, 2021, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2021:

Average Market Value ($)
Forward contracts	256,136

At November 30, 2021, the cost of investments for federal income tax purposes was $4,138,382,383; accordingly, accumulated net unrealized appreciation on investments was $2,839,765,033, consisting of $2,931,162,510 gross unrealized appreciation and $91,397,477 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon International Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon International Stock Fund (the “Fund”) (one of the funds constituting BNY Mellon Strategic Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of November 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Strategic Funds, Inc.) at November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
January 24, 2022

31

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended November 30, 2021:

- the total amount of taxes paid to foreign countries was $12,437,271

- the total amount of income sourced from foreign countries was $113,042,415.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2021 calendar year with Form 1099-DIV which will be mailed in early 2022. For the fiscal year ended November 30, 2021, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $54,814,198 represents the maximum amount that may be considered qualified dividend income. Also, the fund hereby reports $.0215 per share as a short-term capital gain distribution and $.5856 per share as a long-term capital gain distribution paid on December 14, 2020.

32

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 1-2, 2021, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Walter Scott & Partners Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including that there are no soft dollar arrangements in place for the fund) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional international large-cap growth funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

consisting of all retail and institutional international large-cap growth funds (the “Performance Universe”), all for various periods ended September 30, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional international large-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods shown, except the one-year period when it was below the Performance Group and Performance Universe medians and the two-year period when it was below the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in nine of the ten calendar years shown. The Board also noted that the fund had a four-star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was slightly higher than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and equal to the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and

34

explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee payable to the Subadviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the

35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

36

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (78)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director and Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Joni Evans (79)
Board Member (2006)

Principal Occupation During Past 5 Years:

• www.wowOwow.com, an online community dedicated to women’s conversations and publications, Chief Executive Officer (2007-2019)

• Joni Evans Ltd. publishing, Principal (2006-2019)

No. of Portfolios for which Board Member Serves: 18

———————

Joan Gulley (74)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 42

———————

37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Alan H. Howard (62)
Board Member (2018)

Principal Occupation During Past 5 Years:

• Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008-Present)

• Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012-2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019), including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-2019)

• Rossoff & Co., an independent investment banking firm, Senior Advisor (2013-June 2021)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (March 2020-April 2021)

No. of Portfolios for which Board Member Serves: 18

———————

Robin A. Melvin (58)
Board Member (1995)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 75

———————

Burton N. Wallack (71)
Board Member (2006)

Principal Occupation During Past 5 Years:

Wallack Management Company, a real estate management company, President and Co-owner (1987-Present)

Other Public Company Board Memberships During Past 5 Years:

Mount Sinai Hospital Urology Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 18

———————

38

Benaree Pratt Wiley (75)
Board Member (2016)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development. Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts Director (2004-2020)

No. of Portfolios for which Board Member Serves: 63

———————

Gordon J. Davis (80)
Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm Partner (2012-Present)

No. of Portfolios for which Advisory Board Member Serves: 41

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

William Hodding Carter III, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

39

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 57 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021; Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President since February 2020 of BNY Mellon ETF Investment Adviser; LLC; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

40

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021 of BNY Mellon; Counsel from May 2016 to December 2019 of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 57 investment companies (comprised of 119 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

41

For More Information

BNY Mellon International Stock Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Walter Scott & Partners Limited
One Charlotte Square
Edinburgh, Scotland, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DISAX Class C: DISCX Class I: DISRX Class Y: DISYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6155AR1121

BNY Mellon Select Managers Small Cap Value Fund

ANNUAL REPORT November 30, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2020 through November 30, 2021, as provided by portfolio allocation managers Stephen Kolano and Elena Goncharova

Market and Fund Performance Overview

For the 12-month period ended November 30, 2021, BNY Mellon Select Managers Small Cap Value Fund’s Class A shares, Class C shares, Class I shares and Class Y shares at NAV produced total returns of 26.55%, 25.58%, 26.95% and 26.97%, respectively.1 In comparison, the Russell 2000® Value Index (the “Index”), the fund’s benchmark, returned 33.01% for the same period.2

Small-cap value stocks produced gains over the reporting period as markets anticipated the reopening of the economy, and as investors rotated out of growth stocks in the wake of rising inflation and bond yields. The fund lagged the Index, mainly due to outperformance of lower-quality stocks, which the fund avoided.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in the stocks of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Index, the fund’s benchmark index. The fund’s portfolio is constructed to have a value tilt.

The fund uses a “multi-manager” approach by selecting various subadvisers to manage its assets. We may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.

The fund’s assets will be allocated among six subadvisers— Channing Capital Management, LLC, Eastern Shore Capital Management, Neuberger Berman Investment Advisers LLC, Walthausen & Co. LLC, Heartland Advisors, Inc. and Rice, Hall James & Associates LLC. The target percentage of the fund’s assets to be allocated over time to the subadvisers is approximately 23% to Channing; 20% to Eastern Shore; 18% to Neuberger Berman; 22% to Walthausen; 15% to Heartland and 2% to RHJ. In addition, BNYM Investment Adviser, Inc., the fund’s investment adviser & portfolio allocation manager, is permitted to adjust those allocations by up to 20% of the fund's assets without board approval. Subject to board approval, the fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.

Stocks Weather Delta Variant and Supply Bottlenecks, Supported by Strong Earnings

Early in the reporting period, stocks benefited from a number of factors. With the approval of multiple COVID-19 vaccines in November 2020, investor sentiment improved, and the global economic outlook brightened. Returns were also boosted by interest rates, which remained low, and by the stimulus package approved by Congress, which provided support to consumers, small businesses and the economy generally.

Investors also began to factor the likelihood of additional stimulus and infrastructure spending into their calculations. With the end of the pandemic apparently in view and continued economic rebound likely, investors began to shift away from growth-oriented stocks and into value-oriented stocks.

Government lockdowns were eased, and businesses that had been hard hit by the pandemic began to show signs of recovery. Businesses also became more confident and increased their capital spending. In addition, inventory shortages began to appear, providing another catalyst to economic growth.

With the emergence of the Delta variant of COVID-19 midway through 2021, questions about whether the economic recovery would stall caused the market to again favor growth-oriented stocks. But at times, positive news on the pandemic again brought value-oriented and cyclical stocks into favor.

On balance, markets were supported by strong corporate earnings worldwide, especially in the U.S. Mixed economic data weighed on markets later in the period, as did supply-chain concerns and signals from the Federal Reserve, which suggested that policies might not be as supportive in the future.

Fund Performance Hindered by Decision to Avoid “Meme” Stocks

The fund’s underperformance versus the Index stemmed mainly from unfavorable stock selection. At the beginning of the reporting period, certain meme stocks in the Index, such as AMC Entertainment and Gamestop, posted outsized gains. This was a driver of the Index’s performance for the entire period. Our decision to avoid these highly speculative stocks thus hindered performance versus the Index. In addition, lower-quality companies, which we avoided, also generally outperformed the Index. Other detractors included an underweight to the energy sector, which performed well. Finally, the fund tends to own larger companies than the Index because they tend to have better liquidity. But this hurt relative performance as smaller companies performed better than larger ones on average.

On a more positive note, the fund’s underweight position in the utilities sector added to performance versus the Index as this sector underperformed. In addition, the fund’s overweight position in the information technology sector was also beneficial. A position in Avis Budget Group was also advantageous. The company reported strong earnings due to a large jump in prices.

Volatility Expected

We anticipate that inflation will rise in the near term before declining and settling at a rate that has been higher than over the past few decades. While supply-chain issues are likely to improve, an increase in wages is likely to be permanent, which will affect company profitability. In the near term, labor shortages could also affect company sales. Therefore, with U.S. equities markets at all-time highs, we anticipate volatility will increase in the near

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

term. On a more positive note, we expect corporate earnings to grow in the coming year, and we continue to look for pockets of value in the market.

December 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund's short term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect through March 31, 2022, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Multi-manager risk means each sub adviser makes investment decisions independently, and it is possible that the investment styles of the sub advisers may not complement one another. Consequently, the fund's exposure to given stock, industry or investment style could be greater or smaller than if the fund had a single adviser.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks are generally greater with emerging market countries.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Select Managers Small Cap Value Fund with a hypothetical investment of $10,000 in the Russell 2000® Value Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance. The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Select Managers Small Cap Value Fund on 11/30/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares and Class I shares. The Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Select Managers Small Cap Value Fund with a hypothetical investment of $1,000,000 in the Russell 2000® Value Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance. The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Select Managers Small Cap Value Fund on 11/30/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of fund’s Class Y shares. The Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 11/30/2021
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	12/17/08	19.29%	9.55%	11.32%
without sales charge	12/17/08	26.55%	10.86%	11.98%
Class C shares
with applicable redemption charge†	12/17/08	24.58%	10.04%	11.16%
without redemption	12/17/08	25.58%	10.04%	11.16%
Class I shares	12/17/08	26.95%	11.20%	12.35%
Class Y shares	7/1/13	26.97%	11.24%	12.41%††
Russell 2000® Value Index		33.01%	9.08%	11.76%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Select Managers Small Cap Value Fund from June 1, 2021 to November 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.41	$10.09	$4.93	$4.69
Ending value (after expenses)	$966.60	$962.90	$968.30	$968.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.58	$10.35	$5.06	$4.81
Ending value (after expenses)	$1,018.55	$1,014.79	$1,020.05	$1,020.31
†

Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.05% for Class C, 1.00% for Class I and .95% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
November 30, 2021

Description	Shares		Value ($)
Common Stocks - 98.2%
Automobiles & Components - 1.2%
Fox Factory Holding	7,100	[a]	1,247,967
Gentherm	2,691	[a]	227,255
Harley-Davidson	71,616		2,623,294
Holley	97,270	[a]	1,187,667
LCI Industries	6,760		1,029,345
Thor Industries	1,420		150,108
Visteon	7,925	[a]	839,416
			7,305,052
Banks - 12.9%
Associated Banc-Corp	101,596		2,224,952
BankUnited	60,504		2,398,378
Banner	68,677		3,933,819
Brookline Bancorp	82,360		1,270,815
Cadence Bank	126,528		3,697,148
Camden National	30,680		1,405,758
Cathay General Bancorp	4,402		184,488
City Holding	19,240		1,509,570
Columbia Banking System	66,335		2,179,768
Dime Community Bancshares	3,048		104,546
Eastern Bankshares	57,510		1,157,676
Enterprise Financial Services	3,223		149,451
F.N.B.	16,806		195,958
Federal Agricultural Mortgage, Cl. C	9,477		1,153,541
First Bancorp	35,100		1,559,844
First Financial	36,350		1,579,771
First Horizon	4,820		77,747
Glacier Bancorp	30,001		1,629,054
Great Southern Bancorp	22,220		1,236,099
Great Western Bancorp	4,763		159,799
Hancock Whitney	26,450		1,263,781
Heartland Financial USA	34,618		1,644,355
Hope Bancorp	14,879		213,514
Horizon Bancorp	70,420		1,366,148
Huntington Bancshares	132,037		1,959,429
Independent Bank	113,498		8,973,151
Independent Bank Group	17,280		1,199,750
Lakeland Financial	12,880		909,586
NBT Bancorp	42,420		1,531,786
NMI Holdings, Cl. A	41,410	[a]	811,636
OceanFirst Financial	65,860		1,357,375
Old National Bancorp	81,747		1,443,652

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.2% (continued)
Banks - 12.9% (continued)
Pacific Premier Bancorp	88,265		3,420,269
PacWest Bancorp	32,280		1,444,207
Pinnacle Financial Partners	6,192		590,779
Seacoast Banking Corp. of Florida	117,129		3,955,446
Stock Yards Bancorp	13,675		818,175
Synovus Financial	95,225		4,312,740
Texas Capital Bancshares	34,555	[a]	1,946,138
TriCo Bancshares	32,410		1,366,406
Triumph Bancorp	23,159	[a]	2,949,299
Walker & Dunlop	15,075		2,120,902
Washington Trust Bancorp	29,030		1,561,814
Webster Financial	23,130		1,246,476
WesBanco	38,440		1,251,222
Wintrust Financial	14,180		1,241,175
WSFS Financial	26,170		1,301,172
			80,008,565
Capital Goods - 13.9%
AerCap Holdings	40,099	[a]	2,247,148
Alamo Group	3,759		534,605
Albany International, Cl. A	18,120		1,466,451
Allied Motion Technologies	35,847		1,414,164
Altra Industrial Motion	30,835		1,625,313
Ameresco, Cl. A	9,070	[a]	819,293
Astec Industries	27,833		1,744,572
AZZ	23,410		1,214,745
Babcock & Wilcox Enterprises	228,921	[a]	2,083,181
Beacon Roofing Supply	26,340	[a]	1,314,629
Bloom Energy, Cl. A	29,024	[a]	797,580
Chart Industries	7,430	[a]	1,296,907
Colfax	5,694	[a,b]	264,429
Comfort Systems USA	22,330		2,118,448
Curtiss-Wright	1,672		210,371
Douglas Dynamics	32,103		1,276,094
EMCOR Group	8,870		1,058,546
Enerpac Tool Group	96,144		2,029,600
ESCO Technologies	1,571		128,414
Franklin Electric	12,850		1,131,443
Gibraltar Industries	29,896	[a]	2,029,938
Global Industrial	18,060		723,484
Granite Construction	78,012	[b]	3,033,107
Great Lakes Dredge & Dock	66,444	[a]	982,042
Griffon	60,137		1,582,204
H&E Equipment Services	36,675		1,544,018

Description	Shares		Value ($)
Common Stocks - 98.2% (continued)
Capital Goods - 13.9% (continued)
Hillenbrand	68,110		3,037,706
Kennametal	123,372		4,363,668
LSI Industries	157,680		1,119,528
McGrath RentCorp	14,600		1,128,580
Mercury Systems	10,280	[a]	503,206
Mueller Industries	19,560		1,082,255
Oshkosh	1,413		152,039
Park Aerospace	156,365		2,017,108
Powell Industries	68,798		1,680,047
RBC Bearings	5,455	[a]	1,078,399
Regal Rexnord	28,187		4,456,365
Resideo Technologies	130,415	[a]	3,402,527
Simpson Manufacturing	9,240		1,065,926
Spirit AeroSystems Holdings, Cl. A	44,916		1,700,520
SPX	70,253	[a]	4,085,212
SPX FLOW	49,970		4,172,995
Tennant	19,506		1,534,342
Terex	16,955		718,553
Textainer Group Holdings	52,450		1,713,541
The AZEK Company	45,630	[a]	1,789,609
Thermon Group Holdings	80,030	[a]	1,381,318
Titan Machinery	44,460	[a]	1,477,850
Triton International	20,810		1,164,736
Twin Disc	20,790	[a]	249,064
Valmont Industries	5,000		1,195,150
WillScot Mobile Mini Holdings	34,420	[a]	1,311,058
Zurn Water Solutions	122,010		4,276,450
			86,528,478
Commercial & Professional Services - 5.4%
ABM Industries	24,360		1,096,200
Alight, Cl. A	107,990	[a,b]	1,123,096
ASGN	12,080	[a]	1,469,894
Brady, Cl. A	48,174		2,420,743
CACI International, Cl. A	648	[a]	168,111
CBIZ	6,162	[a]	222,017
Clean Harbors	11,732	[a]	1,190,094
Deluxe	3,831		129,641
Harsco	290,373	[a]	4,233,639
Heritage-Crystal Clean	55,550	[a]	1,782,599
KAR Auction Services	99,433	[a]	1,490,501
KBR	65,524		2,883,056
ManTech International, Cl. A	43,160		2,932,722
MillerKnoll	5,375		203,928

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.2% (continued)
Commercial & Professional Services - 5.4% (continued)
MSA Safety	23,951		3,432,657
Resources Connection	116,983		2,009,768
Stericycle	31,637	[a]	1,787,490
The Brink's Company	58,361		3,569,359
Upwork	6,925	[a]	258,026
VSE	25,960		1,421,050
			33,824,591
Consumer Durables & Apparel - 3.4%
Acushnet Holdings	29,121		1,583,600
Carter's	2,237		226,004
Cavco Industries	5,190	[a]	1,543,973
G-III Apparel Group	45,320	[a]	1,343,285
Hayward Holdings	47,970	[a,b]	1,174,306
Helen of Troy	805	[a]	193,603
Installed Building Products	8,935		1,153,419
KB Home	17,805		712,022
Legacy Housing	48,400	[a]	1,208,548
M/I Homes	18,990	[a]	1,061,351
Malibu Boats, Cl. A	9,935	[a]	690,184
PVH	34,269		3,659,244
Skyline Champion	22,790	[a]	1,783,317
Tempur Sealy International	51,542		2,208,059
Vista Outdoor	29,230	[a]	1,276,474
Wolverine World Wide	46,770		1,455,950
			21,273,339
Consumer Services - 2.7%
Boyd Gaming	63,446	[a]	3,718,570
Frontdoor	10,700	[a]	369,792
Hilton Grand Vacations	27,450	[a]	1,303,875
International Game Technology	120,871	[b]	3,265,934
Jack in the Box	13,530		1,117,578
Marriott Vacations Worldwide	21,166		3,230,990
OneSpaWorld Holdings	266,563	[a,b]	2,513,689
Perdoceo Education	20,840	[a]	205,274
SeaWorld Entertainment	18,079	[a]	1,066,480
			16,792,182
Diversified Financials - 2.9%
Artisan Partners Asset Management, Cl. A	71,481		3,197,345
Cohen & Steers	33,740		3,028,840
Evercore, Cl. A	16,284		2,258,590
FirstCash	15,612		996,670
Focus Financial Partners, Cl. A	56,515	[a]	3,477,933

Description	Shares		Value ($)
Common Stocks - 98.2% (continued)
Diversified Financials - 2.9% (continued)
Green Dot, Cl. A	32,190	[a]	1,155,621
PROG Holdings	2,491		112,394
Stifel Financial	55,794		3,961,932
			18,189,325
Energy - 4.6%
Cactus, Cl. A	117,838		4,301,087
ChampionX	148,846	[a]	3,037,947
Chesapeake Energy	49,680		2,957,947
CNX Resources	53,031	[a]	723,343
Devon Energy	74,095		3,116,436
Dril-Quip	101,352	[a]	1,936,836
Geopark	7,225		84,027
Green Plains	15,890	[a,b]	614,149
Gulfport Energy Operating	17,940	[a]	1,309,441
Helmerich & Payne	31,501		707,197
ION Geophysical	17,908	[a,b]	31,160
Northern Oil & Gas	8,091		164,895
Oasis Petroleum	16,475		1,975,352
Oceaneering International	6,390	[a]	68,309
Oil States International	86,538	[a]	437,882
Patterson-UTI Energy	35,579		251,188
PDC Energy	80,196		4,044,284
ProPetro Holding	147,060	[a]	1,208,833
Renewable Energy Group	8,405	[a]	401,591
TechnipFMC	107,527	[a]	609,678
TETRA Technologies	107,113	[a]	279,565
World Fuel Services	5,128		128,149
			28,389,296
Food & Staples Retailing - .2%
BJ's Wholesale Club Holdings	22,570	[a]	1,493,006
Food, Beverage & Tobacco - 2.5%
Calavo Growers	1,858		75,323
Darling Ingredients	39,794	[a]	2,686,891
Lancaster Colony	3,960		578,952
Primo Water	93,162		1,548,352
Seaboard	343		1,334,277
The Hain Celestial Group	90,766	[a]	3,578,903
Tootsie Roll Industries	39,422	[b]	1,239,822
TreeHouse Foods	127,700	[a]	4,686,590
			15,729,110
Health Care Equipment & Services - 6.8%
Acadia Healthcare	44,715	[a]	2,511,642
Accuray	205,763	[a]	989,720

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.2% (continued)
Health Care Equipment & Services - 6.8% (continued)
AMN Healthcare Services	2,135	[a]	243,411
AngioDynamics	59,180	[a]	1,523,885
Apria	30,080	[a]	846,150
AtriCure	18,658	[a]	1,182,917
Avanos Medical	96,549	[a]	2,912,883
BioLife Solutions	33,555	[a]	1,280,459
Cardiovascular Systems	24,953	[a]	499,060
CONMED	9,485		1,246,898
Cross Country Healthcare	117,457	[a]	3,072,675
CryoPort	18,945	[a]	1,258,706
Cytosorbents	49,372	[a,b]	242,910
Encompass Health	15,780		909,244
Haemonetics	73,806	[a]	3,782,557
Hanger	58,200	[a]	981,834
Integer Holdings	34,083	[a]	2,717,778
LHC Group	9,300	[a]	1,066,896
Merit Medical Systems	62,377	[a]	3,921,018
Mesa Laboratories	6,360	[b]	1,963,904
Molina Healthcare	8,173	[a]	2,330,776
NuVasive	76,897	[a]	3,695,670
OraSure Technologies	80,048	[a]	746,848
Patterson Companies	26,400		830,808
The Ensign Group	2,407		183,726
TransMedics Group	28,660	[a]	631,666
Varex Imaging	34,473	[a]	984,204
			42,558,245
Household & Personal Products - .4%
Spectrum Brands Holdings	22,437		2,245,944
Insurance - 1.7%
eHealth	22,536	[a]	497,595
First American Financial	9,470		702,485
HCI Group	1,078		119,011
Horace Mann Educators	64,466		2,389,755
Old Republic International	41,092		984,564
Primerica	7,270		1,069,781
ProAssurance	69,842		1,606,366
Selective Insurance Group	1,094		82,641
Stewart Information Services	18,710		1,332,526
The Hanover Insurance Group	15,183		1,848,530
			10,633,254
Materials - 6.9%
Allegheny Technologies	242,447	[a]	3,452,445
American Vanguard	125,034		1,789,237

Description	Shares		Value ($)
Common Stocks - 98.2% (continued)
Materials - 6.9% (continued)
Avery Dennison	17,206		3,528,434
Avient	95,055		5,228,976
Balchem	8,330		1,316,140
Cleveland-Cliffs	207,262	[a,b]	4,217,782
Commercial Metals	47,250		1,460,025
Crown Holdings	40,270		4,260,566
Eagle Materials	9,695		1,495,163
Innospec	1,493		121,232
Materion	47,087		3,986,385
Mercer International	126,430		1,352,801
MP Materials	23,025	[a,b]	1,011,719
Neenah	1,819		84,565
Schnitzer Steel Industries, Cl. A	29,212		1,405,097
Schweitzer-Mauduit International	58,228		1,671,143
Summit Materials, Cl. A	46,500	[a]	1,734,450
TriMas	81,750		2,707,560
UFP Technologies	6,520	[a]	435,992
Valvoline	39,970		1,361,778
			42,621,490
Media & Entertainment - 2.9%
Criteo, ADR	121,994	[a]	4,582,095
Gray Television	174,149		3,590,952
Lions Gate Entertainment, Cl. B	190,229	[a]	2,596,626
Loyalty Ventures	4,553	[a]	130,671
Madison Square Garden Entertainment	52,699	[a,b]	3,484,458
PubMatic, Cl. A	49,980	[a]	1,967,713
TechTarget	14,995	[a]	1,448,967
			17,801,482
Pharmaceuticals Biotechnology & Life Sciences - 2.3%
Amneal Pharmaceuticals	135,586	[a]	566,749
Arvinas	15,450	[a]	1,168,175
Axsome Therapeutics	6,970	[a,b]	240,744
Beam Therapeutics	3,920	[a]	310,268
Bicycle Therapeutics, ADR	5,125	[a]	275,469
Charles River Laboratories International	7,015	[a]	2,566,578
Cytokinetics	14,275	[a,b]	561,579
Emergent BioSolutions	22,460	[a]	990,935
Fluidigm	157,410	[a,b]	725,660
Intellia Therapeutics	4,845	[a]	557,223
Invitae	25,600	[a,b]	435,200
NeoGenomics	10,775	[a,b]	369,152
Perrigo	61,308		2,250,617

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.2% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 2.3% (continued)
Phibro Animal Health, Cl. A	151,713		2,972,058
			13,990,407
Real Estate - 3.9%
Americold Realty Trust	21,582	[c]	704,436
Apple Hospitality REIT	7,546	[c]	113,341
CareTrust REIT	9,814	[c]	198,341
Corporate Office Properties Trust	126,972	[c]	3,258,102
DigitalBridge Group	67,405	[a,c]	536,544
EPR Properties	26,030	[c]	1,200,504
Global Medical REIT	82,000	[c]	1,339,880
Hudson Pacific Properties	71,340	[c]	1,736,416
Industrial Logistics Properties Trust	40,160	[c]	889,946
Jones Lang LaSalle	1,064	[a]	249,944
Lamar Advertising, Cl. A	23,038	[c]	2,517,132
Lexington Realty Trust	13,587	[c]	204,484
National Health Investors	1,910	[c]	99,778
Newmark Group, Cl. A	21,266		341,532
Omega Healthcare Investors	4,676	[b,c]	130,647
Physicians Realty Trust	163,126	[c]	2,908,537
Piedmont Office Realty Trust, Cl. A	11,367	[c]	197,558
Potlatchdeltic	37,489	[c]	2,029,654
PS Business Parks	4,534	[c]	794,357
Sunstone Hotel Investors	84,609	[a,c]	919,700
Terreno Realty	21,895	[c]	1,667,304
The Macerich Company	43,010	[b,c]	811,169
UMH Properties	73,150	[c]	1,688,302
			24,537,608
Retailing - 2.6%
American Eagle Outfitters	53,335	[b]	1,380,843
Asbury Automotive Group	24,671	[a]	4,037,163
Caleres	25,917		611,900
Chico's FAS	81,738	[a]	468,359
Leslie's	51,345	[a]	1,076,191
Lithia Motors	703	[b]	204,805
Monro	28,807		1,613,768
Overstock.com	10,630	[a]	948,834
Signet Jewelers	16,880		1,639,723
Sonic Automotive, Cl. A	23,316		1,047,122
The Aaron's Company	7,162		158,996
The Children's Place	12,244	[a]	1,059,473
The ODP	47,645	[a]	1,799,075
			16,046,252

Description	Shares		Value ($)
Common Stocks - 98.2% (continued)
Semiconductors & Semiconductor Equipment - 6.2%
Axcelis Technologies	17,370	[a]	1,073,813
Azenta	14,225		1,608,847
CEVA	19,069	[a]	840,943
CMC Materials	19,750		2,622,800
Cohu	36,060	[a]	1,188,898
Entegris	7,991		1,167,325
FormFactor	93,005	[a]	3,898,770
Impinj	8,625	[a,b]	646,616
Kulicke & Soffa Industries	11,050		637,143
MACOM Technology Solutions Holdings	66,739	[a]	4,799,201
MaxLinear	94,404	[a]	6,356,221
Onto Innovation	11,330	[a]	1,066,833
Power Integrations	19,730		1,973,592
Rambus	104,603	[a]	2,813,821
Semtech	15,960	[a]	1,367,293
Silicon Laboratories	8,230	[a]	1,615,302
SiTime	910	[a]	271,617
SunPower	22,265	[a]	637,892
Synaptics	3,613	[a]	1,019,733
Veeco Instruments	108,622	[a,b]	2,887,173
			38,493,833
Software & Services - 5.5%
Alliance Data Systems	11,384		775,933
BlackLine	7,390	[a,b]	813,270
Box, Cl. A	45,892	[a]	1,074,332
Cerence	6,505	[a,b]	489,046
Cognyte Software	84,994	[a]	1,731,328
Concentrix	9,710		1,611,860
Conduent	416,455	[a]	2,098,933
ExlService Holdings	23,321	[a]	3,028,698
LivePerson	22,115	[a,b]	854,966
Mandiant	123,277	[a]	2,092,011
MAXIMUS	16,599		1,252,395
New Relic	13,551	[a]	1,501,857
OneSpan	52,978	[a]	905,394
Perficient	2,517	[a]	344,905
Ping Identity Holding	40,426	[a]	962,543
Qualys	5,150	[a]	670,994
Sprout Social, Cl. A	6,355	[a]	709,726
Switch, Cl. A	116,990		3,199,676
The Hackett Group	51,330		1,050,212
Unisys	136,321	[a]	2,475,589
Varonis Systems	14,540	[a]	753,317

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.2% (continued)
Software & Services - 5.5% (continued)
Verint Systems	43,147	[a]	2,053,366
Workiva	10,545	[a]	1,470,711
Xperi Holding	140,789		2,522,939
			34,444,001
Technology Hardware & Equipment - 5.5%
Ciena	58,455	[a]	3,520,745
Coherent	917	[a]	237,439
Diebold Nixdorf	90,776	[a]	736,193
EMCORE	76,149	[a]	561,218
II-VI	63,059	[a]	3,943,079
Infinera	89,472	[a,b]	727,407
Innoviz Technologies	56,796	[a,b]	407,795
Itron	26,665	[a]	1,650,830
Kimball Electronics	52,860	[a]	1,121,689
Knowles	168,571	[a]	3,661,363
Methode Electronics	103,554		4,605,047
OSI Systems	25,053	[a]	2,278,070
Quantum	266,738	[a]	1,459,057
Radware	21,493	[a]	622,652
Ribbon Communications	135,254	[a]	737,134
Stratasys	92,628	[a]	2,500,030
Teledyne Technologies	2,360	[a]	980,084
Viasat	37,719	[a]	1,670,575
Viavi Solutions	102,122	[a]	1,512,427
Vishay Precision Group	42,340	[a]	1,453,532
			34,386,366
Telecommunication Services - .5%
ATN International	59,913		2,289,276
Bandwidth, Cl. A	13,025	[a,b]	933,372
			3,222,648
Transportation - 1.7%
Allegiant Travel	16,542	[a]	2,865,405
Heartland Express	78,632		1,316,300
Hub Group, Cl. A	18,170	[a]	1,411,264
JetBlue Airways	49,840	[a]	668,853
Kirby	27,510	[a]	1,436,572
Knight-Swift Transportation Holdings	3,909		223,790
Ryder System	17,860		1,483,809
Werner Enterprises	26,355		1,188,874
			10,594,867
Utilities - 1.6%
ALLETE	1,583		92,811
Avista	3,670		141,332

Description			Shares		Value ($)
Common Stocks - 98.2% (continued)
Utilities - 1.6% (continued)
Chesapeake Utilities			7,960		1,013,786
IDACORP			1,757		183,817
Ormat Technologies			35,019	[b]	2,643,934
Portland General Electric			79,110		3,850,284
South Jersey Industries			19,085	[b]	448,498
Vistra Energy			79,130		1,573,104
					9,947,566
Total Common Stocks (cost $476,297,386)					611,056,907
	Coupon Rate (%)	Maturity Date
Convertible Bonds - .0%
Energy - .0%
ION Geophysical (cost $48,000)	8.00	12/15/2025	48,000		43,803

Exchange-Traded Funds - .3%
Registered Investment Companies - .3%
iShares Russell 2000 ETF (cost $1,980,447)			9,000	[b]	1,963,530
		1-Day Yield (%)
Investment Companies - 1.7%
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $10,825,043)		0.06	10,825,043	[d]	10,825,043

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 1.3%
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $7,971,454)	0.06	7,971,454	[d]	7,971,454
Total Investments (cost $497,122,330)		101.5%		631,860,737
Liabilities, Less Cash and Receivables		(1.5%)		(9,283,589)
Net Assets		100.0%		622,577,148

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security, or portion thereof, on loan. At November 30, 2021, the value of the fund’s securities on loan was $27,959,300 and the value of the collateral was $29,135,701, consisting of cash collateral of $7,971,454 and U.S. Government & Agency securities valued at $21,164,247. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Industrials	21.0
Financials	17.5
Information Technology	17.2
Consumer Discretionary	9.9
Health Care	9.1
Materials	6.9
Energy	4.6
Real Estate	3.9
Communication Services	3.4
Investment Companies	3.3
Consumer Staples	3.1
Utilities	1.6
101.5

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 11/30/20 ($)	Purchases ($)†	Sales ($)	Value 11/30/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	6,924,724	275,071,078	(271,170,759)	10,825,043	1.7	10,405
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	9,625,934	127,807,786	(129,462,266)	7,971,454	1.3	145,450††
Total	16,550,658	402,878,864	(400,633,025)	18,796,497	3.0	155,855

† Included reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $27,959,300)—Note 1(c):
Unaffiliated issuers	478,325,833	613,064,240
Affiliated issuers	18,796,497	18,796,497
Cash		42,175
Receivable for investment securities sold		3,239,255
Dividends, interest and securities lending income receivable		371,080
Receivable for shares of Common Stock subscribed		160,196
Prepaid expenses		43,295
		635,716,738
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		519,506
Liability for securities on loan—Note 1(c)		7,971,454
Payable for investment securities purchased		3,216,163
Payable for shares of Common Stock redeemed		1,346,594
Directors’ fees and expenses payable		8,041
Other accrued expenses		77,832
		13,139,590
Net Assets ($)		622,577,148
Composition of Net Assets ($):
Paid-in capital		400,110,189
Total distributable earnings (loss)		222,466,959
Net Assets ($)		622,577,148

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,764,584	130,855	23,018,861	597,662,848
Shares Outstanding	60,907	5,150	777,946	20,237,262
Net Asset Value Per Share ($)	28.97	25.41	29.59	29.53

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 2021

Investment Income ($):
Income:
Cash dividends (net of $2,763 foreign taxes withheld at source):
Unaffiliated issuers	6,566,824
Affiliated issuers	10,405
Income from securities lending—Note 1(c)	145,450
Interest	569
Total Income	6,723,248
Expenses:
Management fee—Note 3(a)	5,526,592
Professional fees	110,514
Registration fees	67,840
Directors’ fees and expenses—Note 3(d)	46,960
Custodian fees—Note 3(c)	37,648
Chief Compliance Officer fees—Note 3(c)	28,055
Shareholder servicing costs—Note 3(c)	16,631
Loan commitment fees—Note 2	13,669
Prospectus and shareholders’ reports	10,361
Distribution fees—Note 3(b)	977
Miscellaneous	45,167
Total Expenses	5,904,414
Less—reduction in expenses due to undertaking—Note 3(a)	(939)
Net Expenses	5,903,475
Investment Income—Net	819,773
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	103,670,400
Net change in unrealized appreciation (depreciation) on investments	24,184,807
Net Realized and Unrealized Gain (Loss) on Investments	127,855,207
Net Increase in Net Assets Resulting from Operations	128,674,980

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2021	2020
Operations ($):
Investment income—net	819,773	2,126,368
Net realized gain (loss) on investments	103,670,400	22,619,818
Net change in unrealized appreciation (depreciation) on investments	24,184,807	(3,360,978)
Net Increase (Decrease) in Net Assets Resulting from Operations	128,674,980	21,385,208
Distributions ($):
Distributions to shareholders:
Class A	(62,778)	(22,327)
Class C	(7,152)	(6,338)
Class I	(788,385)	(347,742)
Class Y	(27,376,311)	(13,642,241)
Total Distributions	(28,234,626)	(14,018,648)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	730,978	175,195
Class C	104,994	-
Class I	15,957,249	7,421,325
Class Y	93,421,278	67,966,466
Distributions reinvested:
Class A	62,687	22,065
Class C	6,605	6,160
Class I	608,542	279,227
Class Y	12,863,987	5,611,816
Cost of shares redeemed:
Class A	(266,381)	(334,715)
Class C	(120,675)	(284,260)
Class I	(10,091,327)	(10,260,196)
Class Y	(73,933,219)	(190,954,260)
Increase (Decrease) in Net Assets from Capital Stock Transactions	39,344,718	(120,351,177)
Total Increase (Decrease) in Net Assets	139,785,072	(112,984,617)
Net Assets ($):
Beginning of Period	482,792,076	595,776,693
End of Period	622,577,148	482,792,076

	Year Ended November 30,
	2021	2020
Capital Share Transactions (Shares):
Class Aa
Shares sold	25,427	9,139
Shares issued for distributions reinvested	2,448	1,033
Shares redeemed	(9,458)	(18,464)
Net Increase (Decrease) in Shares Outstanding	18,417	(8,292)
Class Ca
Shares sold	4,009	-
Shares issued for distributions reinvested	293	323
Shares redeemed	(4,625)	(16,516)
Net Increase (Decrease) in Shares Outstanding	(323)	(16,193)
Class Ib
Shares sold	537,477	370,345
Shares issued for distributions reinvested	23,392	12,980
Shares redeemed	(345,897)	(525,982)
Net Increase (Decrease) in Shares Outstanding	214,972	(142,657)
Class Yb
Shares sold	3,230,714	3,544,829
Shares issued for distributions reinvested	495,982	262,316
Shares redeemed	(2,536,103)	(10,363,216)
Net Increase (Decrease) in Shares Outstanding	1,190,593	(6,556,071)

[a]

During the period ended November 30, 2021, 3,811 Class C shares representing $100,000 were automatically converted to 3,357 Class A shares and during the period ended November 30, 2020, 43 Class C shares representing $574 were automatically converted to 38 Class A shares.

[b]

During the period ended November 30, 2021, 447,362 Class Y shares representing $13,260,930 were exchanged for 446,442 Class I shares and during the period ended November 30, 2020, 317,496 Class Y shares representing $6,477,388 were exchanged for 316,961 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	24.13	22.15	23.94	26.44	22.72
Investment Operations:
Investment income (loss)—net[a]	(.07)	.03	.02	(.01)	.00[b]
Net realized and unrealized gain (loss) on investments	6.28	2.39	.86	(.98)	3.79
Total from Investment Operations	6.21	2.42	.88	(.99)	3.79
Distributions:
Dividends from investment income—net	(.04)	(.01)	-	-	(.07)
Dividends from net realized gain on investments	(1.33)	(.43)	(2.67)	(1.51)	-
Total Distributions	(1.37)	(.44)	(2.67)	(1.51)	(.07)
Net asset value, end of period	28.97	24.13	22.15	23.94	26.44
Total Return (%)[c]	26.55	11.21	6.07	(3.93)	16.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.33	1.44	1.38	1.35	1.30
Ratio of net expenses to average net assets	1.30	1.30	1.30	1.30	1.28
Ratio of net investment income (loss) to average net assets	(.23)	.14	.12	(.05)	.01
Portfolio Turnover Rate	70.67	86.50	57.74	58.85	67.90
Net Assets, end of period ($ x 1,000)	1,765	1,025	1,125	1,048	1,076

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

	Year Ended November 30,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	21.44	19.86	21.92	24.51	21.15
Investment Operations:
Investment (loss)—net[a]	(.24)	(.10)	(.12)	(.19)	(.16)
Net realized and unrealized gain (loss) on investments	5.54	2.11	.73	(.89)	3.52
Total from Investment Operations	5.30	2.01	.61	(1.08)	3.36
Distributions:
Dividends from net realized gain on investments	(1.33)	(.43)	(2.67)	(1.51)	-
Net asset value, end of period	25.41	21.44	19.86	21.92	24.51
Total Return (%)[b]	25.58	10.42	5.28	(4.65)	15.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.43	2.39	2.12	2.15	2.31
Ratio of net expenses to average net assets	2.05	2.05	2.05	2.05	2.04
Ratio of net investment (loss) to average net assets	(.95)	(.55)	(.61)	(.82)	(.74)
Portfolio Turnover Rate	70.67	86.50	57.74	58.85	67.90
Net Assets, end of period ($ x 1,000)	131	117	430	553	179

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	24.60	22.61	24.41	26.90	23.09
Investment Operations:
Investment income—net[a]	.03	.08	.10	.07	.07
Net realized and unrealized gain (loss) on investments	6.39	2.44	.86	(1.00)	3.87
Total from Investment Operations	6.42	2.52	.96	(.93)	3.94
Distributions:
Dividends from investment income—net	(.10)	(.10)	(.09)	(.05)	(.13)
Dividends from net realized gain on investments	(1.33)	(.43)	(2.67)	(1.51)	-
Total Distributions	(1.43)	(.53)	(2.76)	(1.56)	(.13)
Net asset value, end of period	29.59	24.60	22.61	24.41	26.90
Total Return (%)	26.95	11.53	6.40	(3.63)	17.14
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00	1.03	.99	.97	1.00
Ratio of net expenses to average net assets	1.00	1.03	.99	.97	.98
Ratio of net investment income to average net assets	.09	.41	.45	.27	.29
Portfolio Turnover Rate	70.67	86.50	57.74	58.85	67.90
Net Assets, end of period ($ x 1,000)	23,019	13,851	15,955	24,890	20,566

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended November 30,
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	24.56	22.59	24.40	26.88	23.08
Investment Operations:
Investment income—net[a]	.04	.10	.10	.08	.08
Net realized and unrealized gain (loss) on investments	6.37	2.42	.86	(.99)	3.86
Total from Investment Operations	6.41	2.52	.96	(.91)	3.94
Distributions:
Dividends from investment income—net	(.11)	(.12)	(.10)	(.06)	(.14)
Dividends from net realized gain on investments	(1.33)	(.43)	(2.67)	(1.51)	-
Total Distributions	(1.44)	(.55)	(2.77)	(1.57)	(.14)
Net asset value, end of period	29.53	24.56	22.59	24.40	26.88
Total Return (%)	26.97	11.58	6.41	(3.56)	17.15
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.98	.95	.94	.94
Ratio of net expenses to average net assets	.96	.98	.95	.94	.93
Ratio of net investment income to average net assets	.14	.46	.48	.31	.35
Portfolio Turnover Rate	70.67	86.50	57.74	58.85	67.90
Net Assets, end of period ($ x 1,000)	597,663	467,798	578,267	777,237	942,613

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Select Managers Small Cap Value Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser and the fund’s portfolio allocation manager. Walthausen & Co., LLC (“Walthausen”), Neuberger Berman Investment Advisers LLC (“Neuberger Berman”), Channing Capital Management, LLC (“Channing”), Eastern Shore Capital Management (“Eastern Shore”), Heartland Advisors, Inc. (“Heartland”) and Rice Hall James & Associates, LLC (“RHJ”), serve as the fund’s sub-investment advisers, each managing an allocated portion of the fund’s portfolio.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Y (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services

Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Corporate Bonds	-	43,803	-	43,803
Equity Securities - Common Stocks	611,056,907	-	-	611,056,907
Exchange-Traded Funds	1,963,530	-	-	1,963,530

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments In Securities:†(continued)
Investment Companies	18,796,497	-	-	18,796,497

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of November 30, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2021, The Bank of New York Mellon earned $19,518 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

NOTES TO FINANCIAL STATEMENTS (continued)

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $34,029,657, undistributed capital gains $62,052,179 and unrealized appreciation $126,385,123.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2021 and November 30, 2020 were as follows: ordinary income $2,066,443 and $2,947,411, and long-term capital gains $26,168,183 and $11,071,237, respectively.

During the period ended November 30, 2021, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $6,334,324 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income

Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from December 1, 2020 through March 31, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the value of the fund’s average daily net assets. On or after March 31, 2022, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertakings, amounted to $939 during the period ended November 30, 2021.

Pursuant to separate sub-investment advisory agreements between the Adviser and Walthausen, Neuberger Berman, Channing, Eastern Shore, Heartland and RHJ, each serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. The Adviser pays each sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately

NOTES TO FINANCIAL STATEMENTS (continued)

to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended November 30, 2021, Class C shares were charged $977 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2021, Class A and Class C shares were charged $4,091 and $326, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2021, the fund was charged $5,598 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2021, the fund was charged $37,648 pursuant to the custody agreement.

During the period ended November 30, 2021, the fund was charged $28,055 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $495,077, Distribution Plan fees of $86, Shareholder Services Plan fees of $416, Custodian fees of $11,224, Chief Compliance Officer fees of $11,795 and transfer agency fees of $983, which are offset against an expense reimbursement currently in effect in the amount of $75.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2021, amounted to $425,885,489 and $416,014,537, respectively.

At November 30, 2021, the cost of investments for federal income tax purposes was $505,475,614; accordingly, accumulated net unrealized appreciation on investments was $126,385,123, consisting of $159,596,405 gross unrealized appreciation and $33,211,282 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Select Managers Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Select Managers Small Cap Value Fund (the “Fund”) (one of the funds constituting BNY Mellon Strategic Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of November 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Strategic Funds, Inc.) at November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
January 24, 2022

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 99.83% of the ordinary dividends paid during the fiscal year ended November 30, 2021 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,063,037 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns. Also, the fund hereby reports $1.0741 per share as a long-term capital gain distribution paid on December 30, 2020 and $.2573 per share as a long-term capital gain distribution paid on March 29, 2021.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 1-2, 2021, the Board considered the renewal of (a) the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment management and administrative services and is responsible for evaluating and recommending subadvisers to provide the fund with day-to-day portfolio management services, recommending the percentage of fund assets to be allocated to each subadviser, monitoring and evaluating the performance of the subadvisers, and recommending whether a subadviser should be terminated and (b) the Adviser’s separate Sub-Investment Advisory Agreements (together with the Management Agreement, the “Agreements”), with each of Channing Capital Management, LLC, Eastern Shore Capital Management, Heartland Advisors, Inc., Neuberger Berman Investment Advisers LLC, Rice Hall James & Associates, LLC and Walthausen & Co., LLC (each, a “Subadviser” and collectively, the “Subadvisers”), pursuant to which each Subadviser serves as a sub-investment adviser and provides day-to-day management of the fund’s investments with respect to the portion of the fund’s assets allocated to the Subadviser. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadvisers. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory, evaluation and other responsibilities in respect of the Subadvisers. As part of its review, the Board considered information regarding the process by which the Adviser selected and recommended the Subadvisers for Board approval. The Board considered each Subadviser’s specific responsibilities in the day-to-day management of the portion of the fund’s assets allocated to it, as well as the qualifications, experience and responsibilities of the persons serving as the portfolio managers for the segment of the fund’s assets managed by the respective Subadviser, and other key personnel at the Subadviser. The Board specifically took into account each Subadviser’s investment process and capabilities, evaluating how the Subadviser complemented each of the other Subadvisers to the fund, noting the Adviser’s favorable assessment of the nature and quality of the sub-advisory services provided to the fund by the Subadvisers. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional small-cap core funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional small-cap core funds (the “Performance Universe”), all for various periods ended September 30, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional small-cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe. The Board also reviewed performance information provided by the Adviser with respect to each Subadviser for various periods ended September 30, 2021.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected, noting that the funds included in the Performance Group and Performance Universe were not limited to funds that engage multiple subadvisers like the fund, nor did they include only funds that use a value-style of investing. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and the Performance Universe medians for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown. The Board also noted that the fund had a four-star rating for the three- and five-year periods and a four-star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures. With respect to the performance of each Subadviser, the Board noted that,

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

depending on the period under review, some Subadvisers outperformed, while others underperformed, the fund’s benchmark index and/or the median performance of the funds in the Performance Group and Performance Universe. The Board discussed with representatives of the Adviser the portfolio management strategies of the fund’s Subadvisers, and noted that the Subadvisers’ strategies continued to complement each other and were applied consistently.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadvisers, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. It was noted that, as in the case of the funds included in the Performance Group and Performance Universe, the funds included in the Expense Group and Expense Universe were not limited to funds that engage multiple subadvisers like the fund.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and slightly higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 31, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee.

The Board considered the fees payable to the Subadvisers in relation to the fee payable to the Adviser by the fund and the respective services provided by the Subadvisers and the Adviser. The Board also took into consideration that the Subadvisers’ fees are paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadvisers, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadvisers pursuant to the respective Sub-Investment Advisory Agreement, the Board did not consider any Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and each Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadvisers are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance and the manner in which the Adviser monitors and evaluates the performance of each Subadviser.

• The Board concluded that the fees paid to the Adviser and the Subadvisers continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadvisers, of the Adviser and the Subadvisers and the services provided to the fund by the Adviser and the Subadvisers. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board also noted that the Adviser continued to believe that the Subadvisers complemented each other’s specific style of investing and that the Adviser recommended that the Board approve each Sub-Investment Advisory Agreement. The Board determined to renew the Agreements.

BOARD MEMBERS INFORMATION (Unaudited)
IIndependent Board Members

Joseph S. DiMartino (78)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director and Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Joni Evans (79)
Board Member (2006)

Principal Occupation During Past 5 Years:

• www.wowOwow.com, an online community dedicated to women’s conversations and publications, Chief Executive Officer (2007-2019)

• Joni Evans Ltd. publishing, Principal (2006-2019)

No. of Portfolios for which Board Member Serves: 18

———————

Joan Gulley (74)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 42

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Alan H. Howard (62)
Board Member (2018)

Principal Occupation During Past 5 Years:

• Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008-Present)

• Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012-2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019), including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-2019)

• Rossoff & Co., an independent investment banking firm, Senior Advisor (2013-June 2021)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (March 2020-April 2021)

No. of Portfolios for which Board Member Serves: 18

———————

Robin A. Melvin (58)
Board Member (1995)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 75

———————

Burton N. Wallack (71)
Board Member (2006)

Principal Occupation During Past 5 Years:

Wallack Management Company, a real estate management company, President and Co-owner (1987-Present)

Other Public Company Board Memberships During Past 5 Years:

Mount Sinai Hospital Urology Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 18

———————

Benaree Pratt Wiley (75)
Board Member (2016)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development. Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts Director (2004-2020)

No. of Portfolios for which Board Member Serves: 63

———————

Gordon J. Davis (80)
Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm Partner (2012-Present)

No. of Portfolios for which Advisory Board Member Serves: 41

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

William Hodding Carter III, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 57 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021; Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President since February 2020 of BNY Mellon ETF Investment Adviser; LLC; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021 of BNY Mellon; Counsel from May 2016 to December 2019 of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 57 investment companies (comprised of 119 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Select Managers Small Cap Value Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Advisers

Walthausen & Co., LLC
9 Executive Park Drive, Suite B
Clifton Park, NY 12065

Neuberger Berman Investment Advisers, LLC
605 Third Avenue
New York, NY 10158

Channing Capital Management, LLC
10 South LaSalle Street
Suite 2401
Chicago, IL 60633

Eastern Shore Capital Management
18 Sewall Street
Marblehead, MA 01945

Heartland Advisors, Inc.
790 North Water Street, Suite 1200
Milwaukee, WI 53202

Rice Hall James & Associates
600 West Broadway, suite 1000
San Diego, CA 92101

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DMVAX Class C: DMECX Class I: DMVIX Class Y: DMVYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6246AR1121

BNY Mellon U.S. Equity Fund

ANNUAL REPORT November 30, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2020 through November 30, 2021, as provided by Charlie Macquaker, Roy Leckie and Jane Henderson, the three members of the Investment Executive at Walter Scott & Partners Limited (WS), Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended November 30, 2021, the BNY Mellon U.S. Equity Fund’s Class A shares achieved a return of 22.41%, Class C shares returned 21.42%, Class I shares returned 22.75% and Class Y shares returned 22.80%.1 In comparison, the fund’s benchmark, the MSCI USA Index (the “Index”), achieved a return of 26.66% over the same period.2

U.S. stocks rose during the reporting period, supported by an environment of economic growth and strong corporate financial results. The fund trailed the Index for the period, due primarily to stock selection in the information technology, consumer discretionary and materials sectors, as well as underweight exposure to financials.

The Fund’s Investment Approach

The fund seeks long-term total return. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies located in the United States. The fund may invest in the securities of companies of any market capitalization. Walter Scott seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Walter Scott focuses on individual stock selection, building the fund’s portfolio from the bottom up through extensive fundamental research. The investment process begins with the screening of reported company financials. Companies that meet certain broad, absolute and trend criteria are candidates for more detailed financial analysis. The fund’s Investment Team collectively reviews and selects those stocks that meet Walter Scott’s criteria, and where the expected growth rate is combined with a reasonable valuation for the underlying equity. Market capitalization and sector allocations are a residual of, not part of, the investment process, because the Investment Team’s sole focus is on the analysis of and investment in individual companies.

Markets Gain on Corporate Earnings Strength

The U.S. equity market started the period in an upswing thanks to the arrival of COVID-19 vaccines and the promise of large-scale fiscal stimulus from the incoming Biden administration. Technology companies, deemed among the long-term winners from the pandemic, continued their remarkable progress, although equity market strength was broadly based across sectors, with sector leadership shifting at times. The robust health of the corporate sector, combined with ongoing monetary support from the Federal Reserve (the “Fed) and growth in the domestic economy, sustained a positive mood among investors for much of the period.

However, supply chain and inflation concerns grew steadily more urgent over the period, challenging the prevailing narrative that these would prove only temporary. Eventually, even the Fed, which had earlier opined that inflationary pressures were transitory, was forced to admit that those pressures were proving stickier than expected. In September 2021, the Fed indicated that an imminent tapering of monetary support was likely the appropriate course of action, given inflationary and economic trends. The prospect of tighter monetary policy and the implications of inflation for corporate margins caused some turbulence in equity markets toward the end of the period, along with the emergence of the Omicron COVID-19 variant, which served to remind investors that the pandemic was still a risk to be taken seriously.

Stock Selection Determined Relative Performance

The fund’s results lagged the Index, primarily due to security selection in the information technology, consumer discretionary and materials sectors. Noteworthy detractors included laser and materials-

2

processing equipment maker IPG Photonics, discount retailer Dollar General and agricultural chemical company FMC. Underweight exposure to the strong-performing financial sector, along with weak stock selection, further detracted from relative performance.

Conversely, the fund’s health care holdings were strong, absolute and relative contributors to performance, led by pharmaceutical company Eli Lilly & Co. Communication services holdings, in particular, Google parent company Alphabet, were the fund’s strongest absolute performers and contributed positively to relative return. Consumer staples and industrials companies were the other outperforming sectors of note.

Maintaining a Long-Term Approach

We believe that lingering pandemic-related concerns—along with the not-unconnected issue of supply-chain disruptions—may continue to dampen market sentiment in the near term. With U.S. equity markets trading near all-time highs, there is likely little room for significant economic or earnings slippages. However, while the Fed is poised to embark on a gradual withdrawal of monetary stimulus, the scale of tightening may not be too disruptive to the equity environment. A modest alteration to monetary policy seems warranted, given the prevailing trends of positive economic data and rising consumer inflation. The U.S. domestic economy remains strong, while many American companies are tied into global growth themes that have shown resilience in the face of economic vagaries. Recent earnings results seem to indicate that many firms have adapted well to supply hurdles and rising costs, with many maintaining high levels of profitability.

Accordingly, despite the likelihood of some near-term volatility, we expect high-quality companies to continue to grow earnings over the long term, which will be the ultimate determinant of investor returns. The fund’s disciplined, bottom-up stock selection process is designed to identify just such investment opportunities. As a result of that process, as of the end of the period, the fund holds its most overweight exposures relative to the Index in the health care and information technology sectors, followed by materials and industrials. The fund is finding relatively few attractive investment opportunities in the financials sector, while holding more mildly underweight exposure to communication services, energy, utilities and consumer staples.

December 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 31, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The MSCI USA Index is designed to measure the performance of the large- and mid-cap segments of the U.S. market. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsized company stocks tend to be more volatile and less liquid than larger company stocks as these companies are less established and have more volatile earnings histories.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

3

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon U.S. Equity Fund with a hypothetical investment of $10,000 in the MSCI USA Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A shares, Class C shares and Class I shares of BNY Mellon U.S. Equity Fund on 11/30/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is designed to measure the performance of the large- and mid-cap segments of the U.S. market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

4

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon U.S. Equity Fund with a hypothetical investment of $1,000,000 in the MSCI USA Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon U.S. Equity Fund on 11/30/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of the fund’s Class Y shares. The Index is designed to measure the performance of the large- and mid-cap segments of the U.S. market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 11/30/2021
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	5/30/08	15.37%	15.49%	12.66%
without sales charge	5/30/08	22.41%	16.88%	13.33%
Class C shares
with applicable redemption charge†	5/30/08	20.42%	15.99%	12.45%
without redemption	5/30/08	21.42%	15.99%	12.45%
Class I shares	5/30/08	22.75%	17.26%	13.72%
Class Y shares	7/1/13	22.80%	17.28%	13.70%††
MSCI USA Index		26.66%	17.64%	15.62%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon U.S. Equity Fund from June 1, 2021 to November 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.99	$9.88	$4.22	$4.12
Ending value (after expenses)	$1,078.40	$1,074.50	$1,079.90	$1,080.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.82	$9.60	$4.10	$4.00
Ending value (after expenses)	$1,019.30	$1,015.54	$1,021.01	$1,021.11
†

Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C, .81% for Class I and .79% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
November 30, 2021

Description	Shares		Value ($)
Common Stocks - 97.5%
Capital Goods - 5.6%
Fastenal	300,400		17,774,668
Hexcel	232,200	[a]	11,930,436
The Toro Company	124,200		12,489,552
			42,194,656
Consumer Durables & Apparel - 2.7%
NIKE, Cl. B	118,200		20,004,168
Consumer Services - 4.0%
Booking Holdings	6,800	[a]	14,292,580
McDonald's	64,300		15,727,780
			30,020,360
Diversified Financials - 3.5%
Intercontinental Exchange	136,900		17,895,568
Moody's	22,300		8,711,272
			26,606,840
Food & Staples Retailing - 1.4%
Costco Wholesale	19,100		10,302,158
Health Care Equipment & Services - 8.9%
Edwards Lifesciences	149,000	[a]	15,989,190
Intuitive Surgical	66,300	[a]	21,503,742
ResMed	60,400		15,392,940
Stryker	59,500		14,079,485
			66,965,357
Household & Personal Products - 3.1%
Colgate-Palmolive	96,900		7,269,438
The Estee Lauder Companies, Cl. A	48,000		15,939,360
			23,208,798
Materials - 5.3%
Ecolab	69,600		15,414,312
FMC	86,500		8,666,435
Linde	50,500		16,066,070
			40,146,817
Media & Entertainment - 7.7%
Alphabet, Cl. C	11,206	[a]	31,926,342
Take-Two Interactive Software	92,600	[a]	15,360,488
The Walt Disney Company	75,800	[a]	10,983,420
			58,270,250
Pharmaceuticals Biotechnology & Life Sciences - 9.3%
Eli Lilly & Co.	71,200		17,660,448
Illumina	23,600	[a]	8,621,788
Johnson & Johnson	92,500		14,423,525
Mettler-Toledo International	10,200	[a]	15,444,126

8

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 9.3% (continued)
Waters	41,900	[a]	13,746,133
			69,896,020
Retailing - 6.5%
Dollar General	74,300		16,442,590
O'Reilly Automotive	26,100	[a]	16,655,976
The TJX Companies	224,300		15,566,420
			48,664,986
Semiconductors & Semiconductor Equipment - 2.0%
Texas Instruments	79,200		15,235,704
Software & Services - 24.2%
Adobe	39,400	[a]	26,392,090
Ansys	37,700	[a]	14,758,796
Automatic Data Processing	52,000		12,006,280
Cognizant Technology Solutions, Cl. A	107,000		8,343,860
Fortinet	23,300	[a]	7,738,163
Jack Henry & Associates	84,100		12,752,083
Manhattan Associates	93,500	[a]	14,600,960
Mastercard, Cl. A	58,400		18,391,328
Microsoft	103,900		34,348,301
Oracle	90,700		8,230,118
Paychex	95,800		11,419,360
PayPal Holdings	69,400	[a]	12,831,366
			181,812,705
Technology Hardware & Equipment - 9.6%
Amphenol, Cl. A	305,600		24,625,248
Cisco Systems	272,900		14,965,836
Cognex	187,100		14,453,475
IPG Photonics	63,600	[a]	10,442,484
TE Connectivity	50,100		7,711,893
			72,198,936
Transportation - 3.7%
Expeditors International of Washington	115,400		14,034,948
Old Dominion Freight Line	39,700		14,100,249
			28,135,197
Total Common Stocks (cost $294,394,036)			733,662,952

9

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 2.5%
Registered Investment Companies - 2.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $19,343,291)	0.06	19,343,291	[b]	19,343,291
Total Investments (cost $313,737,327)		100.0%		753,006,243
Liabilities, Less Cash and Receivables		(.0%)		(312,161)
Net Assets		100.0%		752,694,082

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	35.8
Health Care	18.2
Consumer Discretionary	13.2
Industrials	9.3
Communication Services	7.7
Materials	5.3
Consumer Staples	4.5
Financials	3.5
Investment Companies	2.5
100.0

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 11/30/20($)	Purchases($)†	Sales($)	Value 11/30/21($)	Net Assets(%)	Dividend/ Distributions($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	10,968,818	180,164,742	(171,790,269)	19,343,291	2.5	6,178

† Includes reinvested dividends/distributions.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	294,394,036	733,662,952
Affiliated issuers	19,343,291	19,343,291
Dividends receivable		554,327
Receivable for shares of Common Stock subscribed		126,214
Prepaid expenses		25,487
		753,712,271
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		494,303
Payable for shares of Common Stock redeemed		439,384
Directors’ fees and expenses payable		9,812
Other accrued expenses		74,690
		1,018,189
Net Assets ($)		752,694,082
Composition of Net Assets ($):
Paid-in capital		222,427,459
Total distributable earnings (loss)		530,266,623
Net Assets ($)		752,694,082

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	2,082,322	34,131	34,444,790	716,132,839
Shares Outstanding	72,461	1,307.68	1,190,857	24,776,138
Net Asset Value Per Share ($)	28.74	26.10	28.92	28.90

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended November 30, 2021

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	7,140,806
Affiliated issuers	6,178
Income from securities lending—Note 1(b)	7,623
Total Income	7,154,607
Expenses:
Management fee—Note 3(a)	5,665,078
Professional fees	102,451
Registration fees	68,077
Directors’ fees and expenses—Note 3(d)	56,510
Loan commitment fees—Note 2	19,158
Shareholder servicing costs—Note 3(c)	15,389
Chief Compliance Officer fees—Note 3(c)	14,028
Custodian fees—Note 3(c)	12,771
Prospectus and shareholders’ reports	8,322
Distribution fees—Note 3(b)	305
Miscellaneous	28,784
Total Expenses	5,990,873
Less—reduction in expenses due to undertaking—Note 3(a)	(176)
Net Expenses	5,990,697
Investment Income—Net	1,163,910
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	98,997,094
Net change in unrealized appreciation (depreciation) on investments	53,493,541
Net Realized and Unrealized Gain (Loss) on Investments	152,490,635
Net Increase in Net Assets Resulting from Operations	153,654,545

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2021	2020
Operations ($):
Investment income—net	1,163,910	2,509,175
Net realized gain (loss) on investments	98,997,094	7,695,251
Net change in unrealized appreciation (depreciation) on investments	53,493,541	106,022,662
Net Increase (Decrease) in Net Assets Resulting from Operations	153,654,545	116,227,088
Distributions ($):
Distributions to shareholders:
Class A	(23,045)	(20,417)
Class C	(1,102)	(989)
Class I	(342,545)	(372,091)
Class Y	(10,227,644)	(8,875,901)
Total Distributions	(10,594,336)	(9,269,398)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	546,801	409,770
Class C	4,230	42
Class I	12,235,825	15,259,360
Class Y	43,529,935	204,938,534
Distributions reinvested:
Class A	17,543	19,712
Class C	973	849
Class I	294,756	310,164
Class Y	4,006,640	3,663,746
Cost of shares redeemed:
Class A	(568,630)	(415,435)
Class C	(85,765)	(27,361)
Class I	(7,923,388)	(19,364,786)
Class Y	(194,178,207)	(208,050,126)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(142,119,287)	(3,255,531)
Total Increase (Decrease) in Net Assets	940,922	103,702,159
Net Assets ($):
Beginning of Period	751,753,160	648,051,001
End of Period	752,694,082	751,753,160

14

	Year Ended November 30,
	2021	2020
Capital Share Transactions (Shares):
Class A
Shares sold	21,659	19,732
Shares issued for distributions reinvested	730	934
Shares redeemed	(22,345)	(22,098)
Net Increase (Decrease) in Shares Outstanding	44	(1,432)
Class C
Shares sold	191	2
Shares issued for distributions reinvested	45	44
Shares redeemed	(3,870)	(1,430)
Net Increase (Decrease) in Shares Outstanding	(3,634)	(1,384)
Class Ia
Shares sold	451,615	736,612
Shares issued for distributions reinvested	12,254	14,665
Shares redeemed	(299,075)	(994,367)
Net Increase (Decrease) in Shares Outstanding	164,794	(243,090)
Class Ya
Shares sold	1,652,859	10,960,229
Shares issued for distributions reinvested	166,721	173,309
Shares redeemed	(7,434,078)	(10,353,806)
Net Increase (Decrease) in Shares Outstanding	(5,614,498)	779,732

[a]

During the period ended November 30, 2021, 404,317 Class Y shares representing $10,902,873 were exchanged for 404,000 Class I shares and during the period ended November 30, 2020, 694,371 Class Y shares representing $14,409,288 were exchanged for 693,927 Class I shares.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	23.75	20.85	20.44	20.85	18.29
Investment Operations:
Investment income (loss)—net[a]	(.05)	.00[b]	.04	.03	.06
Net realized and unrealized gain (loss) on investments	5.32	3.16	2.30	1.77	4.00
Total from Investment Operations	5.27	3.16	2.34	1.80	4.06
Distributions:
Dividends from investment income—net	(.03)	(.07)	(.03)	(.04)	(.10)
Dividends from net realized gain on investments	(.25)	(.19)	(1.90)	(2.17)	(1.40)
Total Distributions	(.28)	(.26)	(1.93)	(2.21)	(1.50)
Net asset value, end of period	28.74	23.75	20.85	20.44	20.85
Total Return (%)[c]	22.41	15.28	13.77	9.49	24.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15	1.17	1.20	1.25	1.20
Ratio of net expenses to average net assets	1.15	1.15	1.15	1.15	1.15
Ratio of net investment income (loss) to average net assets	(.20)	.02	.20	.17	.31
Portfolio Turnover Rate	10.70	11.94	14.11	17.14	13.28
Net Assets, end of period ($ x 1,000)	2,082	1,720	1,540	787	842

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

16

	Year Ended November 30,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	21.74	19.18	19.07	19.70	17.38
Investment Operations:
Investment (loss)—net[a]	(.19)	(.14)	(.10)	(.11)	(.08)
Net realized and unrealized gain (loss) on investments	4.80	2.89	2.11	1.65	3.80
Total from Investment Operations	4.61	2.75	2.01	1.54	3.72
Distributions:
Dividends from net realized gain on investments	(.25)	(.19)	(1.90)	(2.17)	(1.40)
Net asset value, end of period	26.10	21.74	19.18	19.07	19.70
Total Return (%)[b]	21.42	14.44	12.92	8.69	23.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.34	2.35	2.40	2.35	2.16
Ratio of net expenses to average net assets	1.90	1.90	1.90	1.90	1.90
Ratio of net investment (loss) to average net assets	(.81)	(.72)	(.56)	(.57)	(.43)
Portfolio Turnover Rate	10.70	11.94	14.11	17.14	13.28
Net Assets, end of period ($ x 1,000)	34	107	121	86	138

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	23.89	20.94	20.54	20.96	18.37
Investment Operations:
Investment income—net[a]	.03	.08	.10	.10	.12
Net realized and unrealized gain (loss) on investments	5.34	3.17	2.31	1.77	4.02
Total from Investment Operations	5.37	3.25	2.41	1.87	4.14
Distributions:
Dividends from investment income—net	(.09)	(.11)	(.11)	(.12)	(.15)
Dividends from net realized gain on investments	(.25)	(.19)	(1.90)	(2.17)	(1.40)
Total Distributions	(.34)	(.30)	(2.01)	(2.29)	(1.55)
Net asset value, end of period	28.92	23.89	20.94	20.54	20.96
Total Return (%)	22.75	15.71	14.17	9.85	24.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.82	.82	.82	.83
Ratio of net expenses to average net assets	.81	.82	.82	.82	.83
Ratio of net investment income to average net assets	.12	.36	.53	.51	.61
Portfolio Turnover Rate	10.70	11.94	14.11	17.14	13.28
Net Assets, end of period ($ x 1,000)	34.445	24,508	26,577	22,755	20,963

a Based on average shares outstanding.

See notes to financial statements.

18

	Year Ended November 30,
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	23.87	20.93	20.54	20.96	18.37
Investment Operations:
Investment income—net[a]	.04	.08	.11	.11	.12
Net realized and unrealized gain (loss) on investments	5.33	3.17	2.29	1.77	4.02
Total from Investment Operations	5.37	3.25	2.40	1.88	4.14
Distributions:
Dividends from investment income—net	(.09)	(.12)	(.11)	(.13)	(.15)
Dividends from net realized gain on investments	(.25)	(.19)	(1.90)	(2.17)	(1.40)
Total Distributions	(.34)	(.31)	(2.01)	(2.30)	(1.55)
Net asset value, end of period	28.90	23.87	20.93	20.54	20.96
Total Return (%)	22.80	15.69	14.15	9.88	24.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	.80	.80	.80	.80
Ratio of net expenses to average net assets	.79	.80	.80	.80	.80
Ratio of net investment income to average net assets	.16	.37	.55	.53	.64
Portfolio Turnover Rate	10.70	11.94	14.11	17.14	13.28
Net Assets, end of period ($ x 1,000)	716,133	725,418	619,812	534,230	527,263

a Based on average shares outstanding.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon U.S. Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek long-term total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Walter Scott & Partners Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Y (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and

20

unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

21

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company's Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that

22

influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	733,662,952	-	-	733,662,952
Investment Companies	19,343,291	-	-	19,343,291

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual

23

NOTES TO FINANCIAL STATEMENTS (continued)

maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2021, The Bank of New York Mellon earned $990 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such

24

gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $11,704,941, undistributed capital gains $79,517,062 and unrealized appreciation $439,044,620.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2021 and November 30, 2020 were as follows: ordinary income $3,177,413 and $3,562,200, and long-term capital gains $7,416,923 and $5,707,198, respectively.

During the period ended November 30, 2021, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $8,155,380 and increased paid-in-capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-

25

NOTES TO FINANCIAL STATEMENTS (continued)

ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from December 1, 2020 through March 31, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. On or after March 31, 2022, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $176 during the period ended November 30, 2021.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended November 30, 2021, the Distributor retained $24 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended November 30, 2021, Class C shares were charged $305 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may

26

include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2021, Class A and Class C shares were charged $5,111 and $102, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2021, the fund was charged $4,801 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2021, the fund was charged $12,771 pursuant to the custody agreement.

During the period ended November 30, 2021, the fund was charged $14,028 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $483,096, Distribution Plan fees of $22, Shareholder Services Plan

27

NOTES TO FINANCIAL STATEMENTS (continued)

fees of $450, custodian fees of $4,025, Chief Compliance Officer fees of $5,897 and transfer agency fees of $829, which are offset against an expense reimbursement currently in effect in the amount of $16.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2021, amounted to $78,988,247 and $237,768,939, respectively.

At November 30, 2021, the cost of investments for federal income tax purposes was $313,961,623; accordingly, accumulated net unrealized appreciation on investments was $439,044,620, consisting of $442,194,064 gross unrealized appreciation and $3,149,444 gross unrealized depreciation.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon U.S. Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon U.S. Equity Fund (the “Fund”) (one of the funds constituting BNY Mellon Strategic Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of November 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Strategic Funds, Inc.) at November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
January 24, 2022

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IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 88.51% of the ordinary dividends paid during the fiscal year ended November 30, 2021 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,841,071 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns. Also, the fund hereby reports $.0003 per share as a short-term capital gain distribution and $.2002 as a long-term capital gain distribution paid on December 14, 2020 and $.0093 per share as a short-term capital gain distribution and $.0398 as a long-term capital gain distribution paid on March 29, 2021.

30

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 1-2, 2021, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Walter Scott & Partners Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including that there are no soft dollar arrangements in place for the fund) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional multi-cap growth funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

retail and institutional multi-cap growth funds (the “Performance Universe”), all for various periods ended September 30, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional multi-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except the one-year period when it was above the median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in four of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was slightly higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 31, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.90% of the fund’s average daily net assets

Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser or the

32

Subadviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Subadviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

34

BOARD MEMBERS INFORMATION (Unaudited)
IIndependent Board Members

Joseph S. DiMartino (78)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director and Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Joni Evans (79)
Board Member (2006)

Principal Occupation During Past 5 Years:

• www.wowOwow.com, an online community dedicated to women’s conversations and publications, Chief Executive Officer (2007-2019)

• Joni Evans Ltd. publishing, Principal (2006-2019)

No. of Portfolios for which Board Member Serves: 18

———————

Joan Gulley (74)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 42

———————

35

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Alan H. Howard (62)
Board Member (2018)

Principal Occupation During Past 5 Years:

• Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008-Present)

• Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012-2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019), including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-2019)

• Rossoff & Co., an independent investment banking firm, Senior Advisor (2013-June 2021)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (March 2020-April 2021)

No. of Portfolios for which Board Member Serves: 18

———————

Robin A. Melvin (58)
Board Member (1995)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 75

———————

Burton N. Wallack (71)
Board Member (2006)

Principal Occupation During Past 5 Years:

Wallack Management Company, a real estate management company, President and Co-owner (1987-Present)

Other Public Company Board Memberships During Past 5 Years:

Mount Sinai Hospital Urology Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 18

———————

36

Benaree Pratt Wiley (75)
Board Member (2016)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development. Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts Director (2004-2020)

No. of Portfolios for which Board Member Serves: 63

———————

Gordon J. Davis (80)
Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm Partner (2012-Present)

No. of Portfolios for which Advisory Board Member Serves: 41

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

William Hodding Carter III, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Hans C, Mautner, Emeritus Board Member

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OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 57 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021; Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President since February 2020 of BNY Mellon ETF Investment Adviser; LLC; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

38

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021 of BNY Mellon; Counsel from May 2016 to December 2019 of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since September 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 57 investment companies (comprised of 119 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon U.S. Equity Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Walter Scott & Partners Limited
One Charlotte Square
Edinburgh, Scotland, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DPUAX Class C: DPUCX Class I: DPUIX Class Y: DPUYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6011AR1121

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Alan Howard, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Howard is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $164,706 in 2020 and $164,706 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $33,844 in 2020 and $33,724 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $14,909 in 2020 and $20,888 in 2021. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $26,949 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2020 and $2,734 in 2021. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods $1,174,149 in 2020 and $2,747,329 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Funds, Inc.

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: January 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: January 25, 2022

By: /s/ James Windels

        James Windels

      Treasurer (Principal Financial Officer)

Date: January 25, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)